EXHIBIT 2.5

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is made and entered into by and among PETRODOME PINEVILLE, LLC, a Texas limited liability company having an office at 15915 Katy Freeway, Suite 450, Houston, Texas 77094 (“Seller”), on the one hand, and BAY SPRINGS NORTH, L.L.C, a Delaware limited liability company (“Buyer”), on the other hand. Seller and Buyer may each be referred to herein as a “Party” and collectively as the “Parties”.

Article I

Purchase and Sale of Assets; Effective Time; Purchase Price

1.1. Purchase and Sale of Assets. Seller agrees to sell, transfer, assign, convey and deliver to Buyer, and Buyer agrees to purchase and acquire from Seller, fifty percent (50%) of Seller’s right, title, and interest in and to the following described properties, rights, and interests (collectively, the “Assets”):

(a) the oil, gas and condensate wells (whether producing, temporarily abandoned or permanently abandoned) described on Exhibit A (collectively, the “Wells or Well”),

(b) and all oil and gas leases and mineral interests, and any associated units, including, to the extent applicable, those specifically described in Exhibit B and including all leasehold estates, fee mineral estates, royalty interests, overriding royalty interests, net profits interests, reversionary interests, or similar interests associated therewith (collectively, the “Leases”) and all lands covered thereby or lands pooled or unitized therewith and all lands covered by such Leases and interests;

(c) all rights, benefits, privileges, obligations and interests in any pooled area or proration unit in which the Wells are included or to which the Wells are attributable, to the extent such rights, benefits, privileges, obligations and interests arise from and are associated with the Wells, including, without limitation, those derived from any declaration or order of any governmental authority (collectively, the “Units or Unit”);

(d) all permits, easements, rights-of-way, licenses, contracts, servitudes, surface leases, surface use agreements, surface fee tracts, fee surface interests and any and all other similar rights, benefits, privileges, obligations and interests used or held for use in connection with the production, separation, gathering, treatment, processing, storing, transporting, sale or disposal of Hydrocarbons therefrom (collectively, the “Permits and Easements”);

(e) all tangible personal property, above ground and downhole equipment, installations, fixtures, improvements and other appurtenances, including, without limitation, all equipment, machinery, facilities, flow lines, gathering lines, gas lines, water lines, pipelines, power lines, tubing, valves, well pads, well heads, pumps, casing, caissons, motors, platforms, tank batteries, separators, treaters, rods, tanks, improvements, towers, SCADA equipment, radios, meters, computers, spare parts, compressors, pipe, vehicles, vessels, processing equipment and facilities, compression equipment and facilities and any and all other tangible personal property as the same are located on, appurtenant to and/or used or held for use in connection with the Wells, the Units, the Leases and/or the Permits and Easements (collectively, the “Equipment”);

(f) all agreements and contracts relating to the Assets as such are legally assignable (including assignable with consent), including, without limitation, all existing and effective sales, purchase, exchange, gathering, transportation, processing and gas contracts, operating agreements, balancing agreements, farmout agreements, farmin agreements, service agreements, exploration agreements, surface leases, permits and licenses, surface use agreements, other surface rights and any other contracts, agreements and instruments as the same relate to the Assets described herein (collectively, the “Related Contracts”);

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(g) all of the oil, gas and associated hydrocarbons as the same are produced from or attributable to the Leases, Wells and/or Units, or any property pooled or unitized therewith (including, without limitation, the Units), from and after the Effective Time, including, without limitation, any oil currently in storage on the Leases and even if such oil was produced prior to the Effective Time (collectively, the “Hydrocarbons”);

(h) all records and data relating to the Assets, including, without limitation, Well records, Unit records, Lease records, division order records, title records (including abstracts of title, title opinions, title reports, runsheets, mineral ownership reports and other muniments of title), engineering records, geological and geophysical records (including, without limitation, seismic data, reserve reports and interpretations thereof), technical data, correspondence, electronic data files, maps, production records, electric logs, core data, pressure data, decline curves, appraisals and accounting records and any and all other records and data as the same relate to the Assets described herein (collectively, the “Records”), to the extent such Records are in the possession or control of Seller or any of Seller’s affiliated or subsidiary entities;

(i) all proceeds, benefits, income or revenues with respect to the Assets attributable to periods from and after the Effective Time.

Notwithstanding anything herein to the contrary, it is expressly understood and agreed that Seller shall retain, and the Assets shall not include, any and all of the following:

(A) Seller’s corporate, financial and tax records and legal files (except abstracts of title, title opinions, runsheets, mineral ownership reports and other muniments of title), except that Seller will make available to Buyer any tax records that are necessary for Buyer’s ownership, administration or operation of the Assets, which such records may be copied at Buyer’s expense; and

(B) all proceeds, benefits, income and/or revenues with respect to the Assets attributable to periods before the Effective Time.

1.2. Effective Time. The effective time for the sale and purchase of the Assets shall be 12:01 a.m. Central time on June 1, 2022 (the “Effective Time”).

1.3. Purchase Price. The net purchase price (the “Purchase Price”) for the Assets shall be one million six hundred fifty seven thousand five hundred dollars ($1,657,500).

Article II

Representations and Warranties

2.1. Reciprocal Representations and Warranties. By their execution of this Agreement, Seller, as to Seller, and Buyer, as to Buyer, each represent and warrant to the other that the following statements are true and accurate as to itself, in each case, as of the execution date of this Agreement, the Effective Time, and the Closing Date.

(a) Existence. It is a legal entity duly organized, validly existing and in good standing under the laws of its state of formation, is duly qualified to carry on its business in the states where the Assets are located where such qualification is required.

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(b) Legal Power. It has the legal power and right to enter into this Agreement and each agreement contemplated hereby to which it is or will be a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. None of the execution and delivery of this Agreement or each agreement contemplated hereby to which it is or will be a party, the performance of its obligations hereunder or thereunder, or consummation of the transactions contemplated hereby or thereby will violate or conflict with (i) any provision of its organizational documents, (ii) any agreement or instrument to which it is bound or (iii) any applicable law, statute, ordinance, rule, regulation, code, permits, judgments, orders or decrees of any governmental authority (collectively, the “Laws”).

(c) Requisite Approvals. Upon execution of this Agreement, it will have taken all necessary actions pursuant to its governing documents or other legally sufficient means to fully authorize the execution and delivery of this Agreement and any transaction documents related hereto, and the consummation of the transactions contemplated hereby and thereby.

(d) Validity of Obligations. This Agreement and all other transaction documents it is to execute and deliver at Closing: (i) have been, or at Closing will be, duly executed by its authorized representatives; (ii) constitute its valid and legally binding obligations; and (iii) upon execution, are enforceable against it in accordance with their respective terms.

(e) No Violation of Contractual Restrictions. Its execution, delivery and performance of the transaction contemplated by this Agreement and all other transaction documents it is to execute and deliver under the terms of this Agreement does not, to the best of its knowledge, conflict with or violate any agreement or instrument to which it is a party or by which it is bound, except any provision contains in agreements customary in the oil and gas industry relating to: (i) the preferential right to purchase all or any portion of the Assets; (ii) required consents to transfer and related provisions; (iii) maintenance of uniform interest provisions; and (iv) any other third-party approvals or consents contemplated by this Agreement. Should such violation or restriction, as the case may be, arise hereafter, not to exceed six (6) months from the Closing Date hereof, the Seller or Buyer, as the case may be, shall take definitive steps to correct such issue in a manner so as to accommodate the requirements hereof.

(f) No Violation of Other Legal Restrictions. Its execution, delivery and performance of the transaction contemplated by this Agreement and all other transaction documents it is to execute and deliver under the terms of this Agreement does not, to the best of its knowledge, violate any law, rule, regulation, ordinance, judgment, decree or order to which it or the Assets or any portion thereof is subject.

(g) Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by, or to its actual knowledge, threatened against it.

(h) Brokers Fees. Except for a commission due to RedOaks to be paid by the Seller on closing of this transaction, it has not incurred any obligation for brokers, finders or similar fees for which any other Party hereto would be liable.

(i) No Restraining Litigation. There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or governmental body pending or, to its actual knowledge, threatened in writing against it before any court or governmental agency that seeks substantial damages in connection with, or seeks to restrain, enjoin, materially impair or prohibit the consummation of all or any part of the transaction contemplated by this Agreement or any other transaction documents related hereto.

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2.2. Seller’s Representations and Warranties. By its execution of this Agreement, Seller represents and warrants to Buyer that the following statements are true and accurate, in each case, as of the execution date of this Agreement, the Effective Time, and the Closing Date.

(a) Lawsuits and Claims. There is no suit, action, litigation or proceeding in which Seller is a party and has been served with respect to the Property, and there is no suit, action, litigation, or proceeding threatened against Seller with respect to the Property, or against any of the Property, in each case, in any court, arbitration venue or other dispute resolution venue or otherwise by or before any governmental authority.

(b) Compliance with Laws. To the best of the Seller’s knowledge, it has not violated in any material respect any, and Seller is in compliance in all material respects with all, applicable Laws with respect to the ownership or maintenance of the Assets.

(c) Consents and Preferential Purchase Rights. To the best of the Seller’s knowledge, there are no third party preferential purchase rights, rights of first refusal or similar rights, or third party consents to assign or similar approvals, excluding consents ordinarily obtained after Closing, that are applicable to the transfer of the Assets by Seller to Buyer.

(d) Contracts. All contracts (including Related Contracts, but excluding oil and gas leases and associated contracts as such are related to the Wells which are no longer producing, and may be abandoned or temporarily abandoned) comprising any portion of the Assets are in full force and effect, and neither Seller nor, to Seller’s knowledge, any counterparty thereto, is in breach of any of its obligations thereunder.

(e) Leases. To the best of the Seller’s knowledge, all oil, gas and mineral leases (including Leases) included within the Assets are in full force and effect according to their respective terms and provisions and all rights granted thereby are valid and subsisting, and Seller has not received any written notices or demands affecting or relating to such rights. Seller is not in default with respect to any of its obligations thereunder and, to the knowledge of Seller, no counterparty thereto is in default with respect to any of its obligations thereunder.

(f) Compliance with Laws; Permits. To the best of the Seller’s knowledge, the Assets are in compliance in all material respects with, and have been operated in compliance with all material respects with, all applicable Laws. All necessary permits, licenses, approvals, consents, certificates, and other authorizations with respect to the ownership and operation of the Assets have been obtained and maintained in full force and effect.

(g) Environmental Matters. There are no formally noted or recorded uncured violations of any environmental Laws with respect to any of the Assets and no remediation obligations upon or arising from ownership or operation of any of the Assets under any environmental Law or any contracts relating to the Assets requiring any portion of the Assets to be kept in a better, higher, or more stringent environmental condition than that required by environmental Laws.

(h) Wells. To the best of the Seller’s knowledge, during Sellers ownership hereof, all wells (including Wells) that constitute part of the Assets have been drilled, completed, and operated in compliance in all material respects with (i) the oil, gas and mineral leases (including Leases) that constitute part of the Assets and (ii) all applicable Laws.

(i) Certain Interests; Liens; Mortgages. None of the Assets are subject to any type of payout, back-in, or other reversionary interest in favor of any third party. None of the Assets are subject to any type of lien or mortgage (other than those that will be discharged in full prior to the Closing).

(j) No Default. Seller has not received any written notice of default with respect to any order, writ, injunction, or decree of any court, commission or administrative agency in connection with the ownership of the Assets or any part thereof that would adversely affect the value of the Assets or Seller’s title thereto.

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(k) Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445 of the United States Internal Revenue Code of 1986, as amended, or a disregarded entity as defined in Treasury Regulation §1.1445-2(b)(2).

(l) Tax Matters. All tax returns with respect to any of the Assets have been timely filed and are true, correct, and complete in all material respects. All taxes (including, but not limited to, all ad valorem, property, production, severance, excise and other taxes and assessments (collectively, “Taxes”) with respect to any of the Assets (whether or not shown due on such tax returns) have been timely paid in full. There are no liens for Taxes (other than Taxes not yet due and payable) affecting any portion of the Assets. Seller has not received written notice of any pending claim against it (which remains outstanding) from any applicable governmental authority for assessment of Taxes with respect to any of the Assets, and, to Seller’s knowledge, no such claim has been threatened. To Seller’s knowledge, no written claim has ever been made by an authority in a jurisdiction where Seller does not file tax returns that it is or may be subject to taxation in that jurisdiction as a result of holding any of the Assets. To Seller’s knowledge, no audit, administrative, judicial, or other proceeding with respect to Taxes with respect to any of the Assets has been commenced or is presently pending. None of Assets are subject to any tax partnership agreement or provisions requiring a partnership income tax return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code or any similar state statute.

2.3 Buyer’s Representations and Warranties. By its execution of this Agreement, each entity comprising Buyer, as to such Buyer entity severally and not jointly or jointly and severally, represents and warrants to Seller that the following statements are true and accurate, as to itself in each case, as of the execution date of this Agreement, the Effective Time, and the Closing Date.

(a) Securities Laws. Buyer is acquiring the Assets for its own account and not with the intent to make a distribution in violation of the Securities Act of 1933 as amended (and the rules and regulations pertaining thereto) or in violation of any other applicable securities laws, rules, or regulations.

2.4 Disclaimers.

(a) Use and Fitness. As to the Assets, except for the express representations and warranties contained herein or in any transaction document related hereto, Seller expressly disclaims any and all other use and fitness representation and warranties, express, implied, statutory, or otherwise. Buyer agrees that the Assets are being conveyed to Seller, and Seller accepts same, in its “AS IS”, “WHERE IS” condition, with all faults, except for the express representations and warranties contained herein or in any transaction document related hereto, including the special warranty of title contained in Section 3.1 (a) below and in the Conveyance. Except for the express representations and warranties contained herein or in any transaction document related hereto, Seller expressly disclaims any representation or warranty, whether express, implied, under common law, by statute or otherwise, or to the title or condition of the Assets. Except for the express representations and warranties contained herein or in any transaction document related hereto, Seller also expressly disclaims and negates any implied or express warranty at common law, by statute or otherwise relating to the accuracy of any information furnished with respect to the existence or extent of reserves or the value of the Assets based thereon or the condition or state of repair of the Assets.

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(b) Prior Use and Condition. Buyer acknowledges that the Assets have been utilized for the purpose of exploration, development, and production of oil and gas. Buyer also acknowledges that crude oil, natural gas, natural gas liquids, produced water, and other wastes associated with oil and gas production and exploration operations, may have been spilled, released, or disposed of on-site by, among other ways, placement in pits, burial, land farming, land spreading and underground injection, into or onto the ground around the Wells. In addition, Buyer acknowledges that some oilfield production equipment may contain naturally-occurring radioactive material (hereinafter referred to as “NORM”). Buyer acknowledges and agrees that, prior to the Effective Date of this Agreement, Buyer has been given adequate and timely access to and has access to the Assets, Seller’s records relating to the Assets, and public records regarding the Assets. Buyer hereby agrees to accept responsibility and liability for the past, present, and future condition of the Assets as the same relates to NORM.

(c) Environmental Condition. Without limiting the express representations and warranties contained herein or in any transaction document related hereto, Buyer acknowledges that it has been given sufficient opportunity to conduct its own environmental assessment of the Assets and satisfied itself with the environmental condition of the Assets.

Article III

Closing

3.1. Closing. Closing of the transactions contemplated by this Agreement (the “Closing”) shall be consummated and closed on or before August 1, 2022, or on such other date as the Parties may mutually agree in writing, and shall be consummated remotely by the execution and delivery of closing deliverables via e-mail with originals to follow immediately upon the request of any Party. The date on which the Closing actually occurs is referred to herein as the “Closing Date”. At Closing, the following events shall occur, each being a condition precedent to the other and each being deemed to occur simultaneously:

(a) Conveyance. Seller and Buyer shall each execute, acknowledge and deliver to one another (i) an Assignment, Conveyance and Bill of Sale dated effective for all purposes as of the Effective Time, substantially in the form attached hereto as Exhibit C (the “Conveyance”), conveying the Assets to Buyer with special warranty of title by, through or under Seller, and (ii) such other assignments, bills of sale, certificates of title, deeds, or other instruments necessary to transfer the Assets to Buyer, in each case, dated effective for all purposes as of the Effective Time. After Closing, Buyer shall be responsible for filing and recording (at Buyer’s sole cost) the original fully executed and acknowledged Conveyance and any other instruments that must be filed and recorded to effectuate the transfer of the Assets.

(b) Release Instruments. Seller shall execute, acknowledge (if necessary) and deliver, or have executed, acknowledged (if necessary) and delivered, to Buyer recordable releases of all liens, claims, security interests, mortgages, charges and encumbrances arising by, through or under Seller, but not otherwise, burdening the Assets or any portion thereof in a customary form reasonably acceptable to Buyer.

(c) Purchase Price. Buyer shall deliver to Seller the Purchase Price by wire transfer to an account designated in writing by Seller.

(d) Records. Seller shall deliver to Buyer the Records, to the extent such Records are in the possession or control of Seller or any parent, subsidiary, affiliated or related entity of Seller.

3.2. Seller’s Closing Conditions. The obligations of Seller to consummate the transactions contemplated hereby are subject, at the option of Seller, to satisfaction of the following conditions on or prior to the Closing Date (any of which may be waived in writing by Buyer at its sole election):

(a) Representations. The representations and warranties of Buyer shall be true and correct in all material respects on the date of execution of this Agreement, the Effective Time, and on the Closing Date.

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(b) Performance. Buyer shall have performed all obligations, covenants and agreements contained in this Agreement to be performed or complied with by it at, or prior to the Closing, in all material respects, or any such exception(s) thereto shall be specifically noted and delivered to Buyer in writing on or before Closing.

(c) Pending Matters. No suit, action or other proceeding shall be pending or threatened that (i) seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement or (ii) is related to or arises out of the transactions contemplated by this Agreement.

(d) Change of Operatorship. Operatorship of the Wells shall have been transferred from Petrodome Operating, LLC to an operator designated by the Buyer and acknowledged by the State.

3.3. Buyer’s Closing Conditions. The obligations of Buyer to consummate the transactions contemplated hereby are subject, at the option of Buyer, to satisfaction of the following conditions on or prior to the Closing Date (any of which may be waived in writing by Seller at its sole election):

(a) Representations. The representations and warranties of Seller shall be true and correct in all material respects on the date of execution of this Agreement, the Effective Time, and on the Closing Date.

(b) Performance. Seller shall have performed all obligations, covenants, and agreements contained in this Agreement to be performed or complied with by it at, or prior to the Closing, in all material respects, or any such exception(s) thereto shall be specifically noted and delivered to Seller in writing on or before Closing.

(c) Pending Matters. No suit, action or other proceeding shall be pending or threatened that (i) seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement or (ii) is related to or arises out of the transactions contemplated by this Agreement.

3.4. Certain Additional Covenants.

(a) Best Efforts to Consummate Transactions. Each Party agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other in doing, all things necessary, proper or advisable to consummate the transactions as contemplated by this Agreement.

(b) Further Assurances. After the Closing Date, each Party, at the request of the other and without additional consideration, shall execute, acknowledge (where appropriate), and deliver, or shall cause to be executed, acknowledged (where appropriate) and delivered, from time to time such further instruments of conveyance and transfer and shall take such other action as the other Party may reasonably request to effectuate the transactions and agreements contemplated by this Agreement. Without limiting the foregoing, if any of the Assets are incorrectly or incompletely described herein or in the Assignment, the Parties shall work together in good faith to correct such incorrect or incomplete description.

(c) Records, Contracts and Files. Within five (5) business days after the Closing, all original or legible copies of the Records (including lease records, land records, existing contract, well files, well logs, core analyses, drilling records, and all other pertinent materials) pertaining to the Assets in the possession or control of Seller or any parent, subsidiary, affiliated or related entity of Seller shall be delivered to Buyer.

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(d) Notices after Closing. Seller shall promptly notify Buyer of its receipt after the Closing Date of any instrument(s), notification(s), or other document(s) affecting the Assets and shall promptly provide Buyer with a copy of such notice.

(e) Revenue of Other Party. If either Party receives revenues that belong to the other Party pursuant to this Agreement, then the Party receiving such revenues agrees to remit those revenues in immediately available funds to the other Party promptly, but in any event no later than the fifteenth (15th) day of the month following any month such revenues are received.

(f) Property Tax Proration. Seller shall remain responsible for ad valorem and similar Taxes associated with the Assets that are attributable to the periods of time prior to Effective Time and Buyer shall be responsible for ad valorem and similar Taxes associated with the assets from and after the Effective Time. Should these taxes not be taken care of at Closing, such prorated payments shall be due and payable by the Party paying such taxes within thirty (30) days of receipt of a properly documented invoice for the same.

Article IV

Apportionment of Liabilities; Indemnity Obligations

4.1. Apportionment of Liabilities.

(a) Retained Obligations. From and after the Effective Time, Seller will retain responsibility for all obligations and non-environmental liabilities, including, without limitation, obligations associated with funds held or required to be held in suspense, related to the ownership, use or operation of the Assets that arise, accrue or are attributable to periods prior to the Effective Time (collectively, the “Retained Obligations”); provided, however, it is further expressly understood and agreed that Seller shall not, and does not, retain any liability or responsibility for, and the Retained Obligations DOES NOT INCLUDE, any liabilities related to (i) compliance with environmental Laws or (ii) plugging and abandonment obligations as such is related to the Wells, which are understood, agreed and accepted to be the sole and complete responsibility, liability and obligation of Buyer (collectively, the “Environmental Liabilities”).

(b) Assumed Obligations. Without limiting the previous sentence in any way, from and after the Effective Time, Buyer will assume responsibility for (i) all obligations and liabilities related to the ownership, use or operation of the Assets that are attributable to periods from and after the Effective Time (collectively, the “Assumed Obligations”), and (ii) the Environmental Liabilities.

4.2. Seller’s Indemnity Obligations. From and after the Effective Time, to the fullest extent permitted by law, Seller shall RELEASE, INDEMNIFY, PROTECT, DEFEND, AND HOLD HARMLESS each entity comprising Buyer and their respective parent, subsidiary, and affiliated entities of any tier and its and their respective officers, owners, members, managers, shareholders, joint venturers, co-owners, directors, employees, consultants, advisors, and any successors or assigns of any of the foregoing (collectively, the “Buyer Indemnified Parties”) from and against any and all demands, losses, liabilities, claims, damages, obligations, causes of action, suits, judgments, liens, expenses, fines, penalties, and costs (including reasonable attorneys’ fees, court costs, expert fees, and other reasonable costs) (collectively, “Losses”) incurred by any of the Buyer Indemnified Parties and caused by, resulting from or in any way incidental or attributable to: (i) any breach of, misrepresentation in, untruth in or inaccuracy in any representation or warranty of Seller contained in this Agreement or in any transaction document related hereto; (ii) any breach of any covenant of Seller contained in this Agreement, the Conveyance or in any transaction document related hereto; or (iii) Retained Obligations.

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4.3. Buyer’s Indemnity Obligations. From and after the Effective Time, to the fullest extent permitted by law, each entity comprising Buyer, severally and not jointly or jointly and severally, shall RELEASE, INDEMNIFY, PROTECT, DEFEND, AND HOLD HARMLESS Seller and its parent, subsidiary, and affiliated entities of any tier and its and their respective officers, owners, members, managers, shareholders, joint venturers, co-owners, directors, employees, consultants, advisors, and any successors or assigns of any of the foregoing (collectively, the “Seller Indemnified Parties”) from and against any and all Losses incurred by any of the Seller Indemnified Parties and caused by, resulting from or in any way incidental or attributable to: (i) any breach of, misrepresentation in, untruth in or inaccuracy in any representation or warranty of such Buyer entity contained in this Agreement or in any transaction document related hereto; (ii) any breach of any covenant of such Buyer entity contained in this Agreement, the Conveyance or in any transaction document related hereto; (iii) the Assumed Obligations; or (iv) the Environmental Obligations.

4.4. Express Negligence Disclosure. UNLESS THIS AGREEMENT EXPRESSLY PROVIDES TO THE CONTRARY, THE INDEMNITY, RELEASE, WAIVER, AND ASSUMPTION PROVISIONS SET FORTH IN THIS AGREEMENT APPLY REGARDLESS OF WHETHER THE INDEMNIFIED PARTY CAUSES, IN WHOLE OR IN PART, AN INDEMNIFIED CLAIM, INCLUDING, WITHOUT LIMITATION, INDEMNIFIED CLAIMS ARISING OUT OF OR RESULTING, IN WHOLE OR IN PART, FROM, OUT OF OR IN CONNECTION WITH THE CONDITION OF THE PROPERTY OR THE INDEMNIFIED PARTY’S SOLE OR CONCURRENT NEGLIGENCE OF ANY DEGREE, STRICT LIABILITY OR FAULT. SELLER AND BUYER ACKNOWLEDGE AND AGREE THAT THE FOREGOING STATEMENT IS CONSPICUOUS, AFFORDS FAIR AND ADEQUATE NOTICE AND COMPLIES WITH THE EXPRESS NEGLIGENCE RULE.

4.5. Specific Performance. Without imitating any other remedies that may be available, each Party shall be entitled to specific performance of the other Party’s obligations under this Agreement

4.6. Notification. Within thirty (30) days after a third party has notified a Party in writing of a claim for which such Party (the “Indemnified Party”) is entitled to indemnification from the other Party (the “Indemnifying Party”), the Indemnified Party so notified will notify the Indemnifying Party and afford the Indemnifying Party the opportunity to assume the defense or settlement of such claim at its own expense with counsel of its choosing, and the Indemnified Party will reasonably cooperate to make available all pertinent information under its control or in its possession. The Indemnified Party has the right to join in the defense of any such claim with counsel of its own choosing and at its own expense. Notwithstanding the notice requirement provided in this section, the right to indemnification under this Agreement shall not be affected by any failure to give or any delay in giving such notice unless, and then only to the extent that, the Indemnifying Party’s rights and remedies have been actually materially prejudiced as a result of such failure or delay

Article V

Termination

5.1. Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to Closing:

(a) by Seller, at Seller’s option, if any of the conditions set forth in Article 3.2 have not been satisfied on or before the Closing Date;

(b) by Buyer, at Buyer’s option, if any of the conditions set forth in Article 3.3 have not been satisfied on or before the Closing Date;

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(c) by the mutual written consent of the Parties; or

(d) by Seller or Buyer if the Closing shall not have occurred on or before August 1, 2022;

provided, however, that no Party shall have the right to terminate this Agreement pursuant to clause (a), or (b) above if such Party is at such time in material breach of any provision of this Agreement. If this Agreement is terminated by a Party because of the breach of this Agreement by the counter Party or because one or more of the conditions to the terminating Party’s obligations under this Agreement is not satisfied as a result of the failure of the other Party to comply with its obligations under this Agreement, the terminating Party’s right to pursue all legal remedies will survive such termination unimpaired. If the obligation to close the transactions contemplated hereby is terminated pursuant to any provision of this section, then this Agreement shall forthwith become void and the Parties shall have no liability or obligation hereunder except and to the extent such termination results from the willful breach by a Party of any of its covenants or agreements hereunder.

Article VI

Miscellaneous

6.1. Subrogation of Warranties and Indemnities. To the extent transferable (including transferable with consent), Seller will assign and grant to Buyer, its successors and assigns (and Seller will execute any documentation reasonably necessary to effect such assignment and grant), the full power and right of substitution and subrogation in and to and all covenants and warranties (including, without limitation, warranties of title) and in and to all rights to indemnification (including, without limitation, environmental, injury to property or persons (including, without limitation, death and disability)) given or made with respect to the Assets or any part thereof by preceding owners, vendors, contractors or others

6.2. Notices. All notices and other communications required, permitted, or desired to be given hereunder must be in writing and sent by (a) registered or certified U.S. mail (return receipt requested), properly addressed as shown herein below, and with all postage or charges fully prepaid, (b) by hand delivery, (c) by facsimile transmission, or (d) by electronic mail transmission. Date of service by mail, hand delivery, facsimile or electronic mail is the date on which such notice or other communication is actually received by the addressee.

If to Seller:	If to Buyer:
Petrodome Pineville, LLC Attn: James Doris, Chairman 15915 Katy Freeway, Suite 450 Houston, TX 77094 Phone: 281-404-4387 Email: jdoris@vikingenergygroup.com	Bay Springs North, L.L.C. Attn: Houdit Makabeh, Secretary P.O. Box 835, Pinehurst, TX 77362 Phone: Email:

Each Party may change its address by notifying the other Parties in writing.

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6.3 Exhibits; Entire Agreement; Amendments. The exhibits identified in this Agreement are incorporated herein by reference and made a part hereof for all purposes. This Agreement (together with all other agreements and instruments contemplated hereby to which the Parties are or will be a party) contains the entire agreement between the Parties with respect to the transaction covered hereby and thereby and supersedes all prior agreements between the Parties, oral or written, relating to the subject matter of this Agreement and all other agreements or instruments contemplated hereby to which the Parties are or will be a party. This Agreement may be amended, modified, altered or supplemented only by written agreement signed by duly authorized representatives of all Parties.

6.4 Binding Effect. This Agreement binds and inures to the benefit of the Parties and their respective successors and permitted assigns, and all the terms, provisions, covenants, obligations, indemnities, representations, warranties, and conditions of this Agreement shall be enforceable by the Parties and their respective successors and permitted assigns. Neither Party may assign this Agreement (or any of its rights or obligations hereunder) to any other person or entity without the prior written consent of the other Party, which consent cannot be unreasonably withheld.

6.5 Severability. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, then that provision will be deemed modified to the extent necessary to make it valid and enforceable, and if it cannot be so modified, then it shall be deemed deleted and the remainder of this Agreement shall continue in full force and effect.

6.6 Interpretation. The headings and titles in this Agreement are for convenience only and shall have no significance in interpreting or otherwise affect the meaning of this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement and all other agreements or instruments contemplated hereby to which the Parties are or will be a party. In the event an ambiguity or question of intent or interpretation arises, this Agreement and such ancillary agreements shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement or such ancillary agreement. The words “include,” “includes” or “including” (or any other tense or variation of the word “include”) in this Agreement shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms contained in this Agreement are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. References herein to the “knowledge” of a Party, shall mean the knowledge of such Party and any of its officers or management level personnel, as a prudent business person, could have obtained after making reasonable inquiry with respect to the particular matter in question, including reasonable inquiry of any other appropriate employees and contractors of such Party.

6.7 Governing Law. This Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Texas, without regard to any provision thereof that would result in the application of the laws of another jurisdiction.

6.8 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY(IES) WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY(IES) HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE EXCLUSIVELY LITIGATED IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS.

Purchase and Sale Agreement

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6.9 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person or entity other than the Parties and their respective successors and permitted assigns.

6.10 Survival. All of the representations and warranties included or provided for in this Agreement or any transaction documents related hereto shall survive Closing for the full applicable statute of limitations. All of the covenants and agreements that are to be performed on or prior to the Closing Date shall terminate as of the Closing Date. Unless expressly stated herein to the contrary, all of the covenants, agreements and indemnities that are to be performed from and after the Closing Date and the special warranty of title contained in the Conveyance shall survive without time limit

6.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which when taken together shall constitute but one and the same instrument. Signatures exchanged by fax or pdf signatures shall be considered binding.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Purchase and Sale Agreement

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This Purchase and Sale Agreement is executed by the undersigned duly authorized representatives of Seller and Buyer to be effective for all purposes as of the Effective Time.

SELLER:

PETRODOME PINEVILLE, LLC

By:	/s/ James A. Doris

Printed Name: James A. Doris

Title: Chairman

Purchase and Sale Agreement

13

This Purchase and Sale Agreement is executed by the undersigned duly authorized representatives of Seller and Buyer to be effective for all purposes as of the Effective Time.

BUYER:

BAY SPRINGS NORTH, L.L.C.

By:	/s/ Houdit Makabeh

Printed Name: Houdit Makabeh
Title: Secretary

Purchase and Sale Agreement

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Exhibit “A”

Wells

Note: Buyer is purchasing 50% of Seller’s interest in the wells.

PETRODOME PINEVILLE, LLC

Jasper County, Mississippi	WI	NRI
Ulmer 28-1	0.497721355	0.372073385
Brown 28-1#1	0.5	0.3535
Smith County, Mississippi
Plum Creek 23-1 #1	0.497721355	0.372073385

Purchase and Sale Agreement

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Exhibit “B”

Leases

LEASES

All Oil & Gas Leases and any renewal or extension thereof.

MISSISSIPPI
PETRODOME PINEVILLE, LLC
Jasper and Smith Counties, Mississippi
LESSOR	LESSEE (JASPER COUNTY)	DATE	BOOK	PAGE	ENTRY NO.
West Jasper Consolidated School District	Renaissance Petroleum Company,	4/8/2013			21300985
West Jasper Consolidated School District	Renaissance Petroleum Company,	4/8/2013			21300986
Wyatt, Sharon S.	Renpetco II, LLC	5/8/2013			21301119
Wilke, Georgia Sims	Renpetco II, LLC	12/27/2013			21400687
Bufkin, Kelli	Renpetco II, LLC	12/27/2013			21400689
Lometa Hudnall Cox Trust #2	Renpetco II, LLC	1/8/2014			21400690
Bo-War Limited Partnership	Renpetco II, LLC	12/20/2013			21400691
Ogden Sharon Hudnall Trust #2	Renpetco II, LLC	1/8/2014			21400692
Margaret T. Boteler Revocable Trust	Renpetco II, LLC	12/20/2013			21400693
Margaret T. Boteler Marital Trust	Renpetco II, LLC	12/20/2013			21400694
Drake, Connie	Renpetco II, LLC	12/27/2013			21400695
Roma, LLC	Renpetco II, LLC	1/15/2014			21400696
Howse, Joan T.	Renpetco II, LLC	1/15/2014			21400697
Abney, Fred Gordon	Renpetco II, LLC	1/15/2014			21400698
Abney, Travis Moore	Renpetco II, LLC	1/15/2014			21400699
McLeod, Jo Anne	Renpetco II, LLC	2/15/2014			21400700
McFarland, Burns H.	Renpetco II, LLC	2/15/2014			21400702
EBB Investments, LLC	Renpetco II, LLC	12/20/2013			21400704
Boteler-Wood Properties, LLC	Renpetco II, LLC	12/20/2013			21400705
Michael, Anne D.	Renpetco II, LLC	2/7/2014			21400706
Michael, Chris V.	Renpetco II, LLC	2/7/2014			21400707
Abney, Robert Hal	Renpetco II, LLC	1/15/2014			21400708
Fabo II, LLC	Renpetco II, LLC	12/20/2013			21400709
Pirtle, Robert S.	Renpetco II, LLC	3/13/2014			21400710
Collins, Shirley, Phillip, & C. Chris	Renpetco II, LLC	1/20/2014			21400711
Ulmer, Rance Noble	Renpetco II, LLC	1/9/2014			21400712
Ulmer, Jacob Edward III	Renpetco II, LLC	1/9/2014			21400713
Bishop, Alessa Ulmer	Renpetco II, LLC	1/9/2014			21400714
Hazard, Anna Hart	Renpetco II, LLC	2/15/2014			21400715
McFarland, Sr., Robert P.	Renpetco II, LLC	2/15/2014			21400716
Thames, Sr., James H.	Renpetco II, LLC	1/15/2014			21400717
Jack Bailey and Bobbie H. Bailey Revocable Trust	Renpetco II, LLC	1/16/2014			21401314
					21401316
Shaffer, Cynthia Rogers	Renpetco II, LLC	2/19/2014			21401318
Rogers, Robert R.	Renpetco II, LLC	2/19/2014			21401319
Holder, Richard C.	Renpetco II, LLC	2/19/2014			21401320
Evans, III, James J.	Renpetco II, LLC	2/24/2014			21401321
Smith, Christina Pigg	Renpetco II, LLC	2/24/2014			21401322
Pigg, Patricia E.	Renpetco II, LLC	2/24/2014			21401323
Conerly, III, Lamar A.	Renpetco II, LLC	2/24/2014			21401324
Lovett, Cecily Metz	Renpetco II, LLC	1/6/2014			21401325
Hall, Donald B.	Clovelly Oil Company, LLC	10/4/2013			21401326
Smith, William E. and Martha D.	Renpetco II, LLC	3/19/2014			21401327
Sims, Major Larry	Renpetco II, LLC	3/29/2014			21401328
King, Melvin L. and Sheila	Renpetco II, LLC	3/26/2014			21401329
Mann, Reita R. Hall	Clovelly Oil Company, LLC	10/4/2013			21401330
King, Melvin L. and Sheila	Renpetco II, LLC	3/31/2014			21401331
Barlow, Faye Carol Hall	Clovelly Oil Company, LLC	10/4/2013			21401332
Russell, Judith Hall	Clovelly Oil Company, LLC	10/4/2013			21401333
Sims, Rebecca C.	Renpetco II, LLC	3/29/2014			21401334
Hall., Jr., James Webster	Clovelly Oil Company, LLC	10/4/2013			21401335
Costa, James L.	Clovelly Oil Company, LLC	9/10/2013			21401336
Worley, Percy Ray & Barbara Ann Tynes	Renpetco II, LLC	4/2/2014			21401337
Graffo, Caryn S.	Clovelly Oil Company, LLC	9/10/2013			21401338
Abraham, Emily Jane Hewitt	Renpetco II, LLC	4/4/2014			21401339
Rine, Rebeccah Jones	Renpetco II, LLC	1/20/2014			21401340
Massingill, Cynthia A.	Clovelly Oil Company, LLC	9/10/2013			21401341
Hewitt, Joseph D.	Renpetco II, LLC	4/4/2014			21401342
Brown, Sandra Anderson	Renpetco II, LLC	2/18/2014			21401343
Arledge, Henry A.	Clovelly Oil Company, LLC	9/10/2013			21401344
Pierron, Donna Jones	Renpetco II, LLC	1/20/2014			21401345
Williams, Robert C.	Renpetco II, LLC	4/8/2014			21401346
Marble Living Trust	Clovelly Oil Company, LLC	9/10/2013			21401347
Jones, Trenton Robert	Renpetco II, LLC	1/21/2014			21401348
Fountain, Judy W.	Renpetco II, LLC	4/17/2014			21401349
Avenmarg, Edith V.	Renpetco II, LLC	2/4/2014			21401350
Hol-Mac Corporation	Renpetco II, LLC	4/2/2014			21401351
Fender, Jean S.	Clovelly Oil Company, LLC	9/10/2013			21401353
Wilkins, Georgia Ruth Boyd	Renpetco II, LLC	3/18/2014			21401354
Hewitt, Jr., William H.	Renpetco II, LLC	4/4/2014			21401355
Quin Fournet Oil Properties	Renpetco II, LLC	4/25/2014			21401356
Karns, Dwayne	Renpetco II, LLC	4/2/2014			21401357
Adams, Victor Edward and Shea	Renpetco II, LLC	2/13/2014			21401358
Wilkins, William Paul	Renpetco II, LLC	3/18/2014			21401359
Wright, Kenneth	Renpetco II, LLC	4/17/2014			21401360
Jones, Gertrude A.	Renpetco II, LLC	1/20/2014			21401361
Taylor, Karen Dawn Wilkins	Renpetco II, LLC	3/18/2014			21401362
Rogers, Glynn H.	Renpetco II, LLC	5/8/2014			21401363
Jones, Bob Scott	Renpetco II, LLC	1/21/2014			21401364
Crain, Wilma Marcia	Renpetco II, LLC	3/6/2014			21401365
Dunn, Susan Eddins	Renpetco II, LLC	2/21/2014			21401366
Eddins, Sammy B.	Renpetco II, LLC	2/19/2014			21401367
Wilkins, Donald Keith	Renpetco II, LLC	1/8/2014			21401368
Heald, Robert C.	Renpetco II, LLC	3/19/2014			21401369
Peebles, Ella Katherine Nicholson	Renpetco II, LLC	2/6/2014			21401370
Musgrove, Caroyln A.	Renpetco II, LLC	2/18/2014			21401371
Henson, Jane Eddins	Renpetco II, LLC	2/14/2014			21401372
Heald, Charles W.	Renpetco II, LLC	3/19/2014			21401373

Purchase and Sale Agreement

16

Ruff, Marguerite	Renpetco II, LLC	3/9/2014	21401374
Burnett, Claudia	Renpetco II, LLC	1/27/2014	21401375
Stubbs, Jimmy	Renpetco II, LLC	2/12/2014	21401376
Shaffer, Cynthia Rogers	Renpetco II, LLC	12/12/2013	21401377
Kennedy, Mary Jane Jones	Renpetco II, LLC	1/21/2014	21401378
Teter, Kim Loch	Renpetco II, LLC	1/16/2014	21401379
Nichols, Mary Griffin A.	Renpetco II, LLC	3/10/2014	21401380
Jones, Jay Talbert	Renpetco II, LLC	1/21/2014	21401381
Clampitt, Robert Hilton	Renpetco II, LLC	11/27/2013	21401382
Shook, Hope	Renpetco II, LLC	2/15/2014	21401383
Malone, Linda Gail Jones	Renpetco II, LLC	3/12/2014	21401384
McMahon, Elizabeth L.	Renpetco II, LLC	1/30/2014	21401385
King, Cynthia Anne	Renpetco II, LLC	11/27/2013	21401386
Wedemeyer, Cristy Loch	Renpetco II, LLC	1/16/2014	21401387
McComb, Catherine Jones	Renpetco II, LLC	1/16/2014	21401388
Wiginton, Michelle	Renpetco II, LLC	11/27/2013	21401389
Stringer, Jo Nell Eddins	Renpetco II, LLC	2/12/2014	21401390
Bufkin, Mary Jones	Renpetco II, LLC	3/12/2014	21401391
Lamb, Sharon R.	Renpetco II, LLC	3/13/2014	21401392
Alexander, Susan	Renpetco II, LLC	3/20/2014	21401393
Hodgson, Christopher	Renpetco II, LLC	11/27/2013	21401394
Bonnie Langston Memorial Scholarship Trust	Renpetco II, LLC	2/4/2014	21401395
Massey, Priscilla	Renpetco II, LLC	1/28/2014	21401396
Holder, Alison	Renpetco II, LLC	2/13/2014	21401397
Rogers, III, William Clinton	Renpetco II, LLC	3/13/2014	21401398
Lay, A.K. Jr. & Marsha G.	Renpetco II, LLC	2/13/2014	21401399
Brooks, James J.	Renpetco II, LLC	1/30/2014	21401400
Denson, William Lloyd & Sharon Lay	Renpetco II, LLC	2/13/2014	21401401
Schroll, Katheryn Gene Scott	Renpetco II, LLC	1/16/2014	21401402
Burton, Gweneth T.	Renpetco II, LLC	4/10/2014	21401403
Alexander, Sara Margaret	Renpetco II, LLC	2/12/2014	21401404
Toruno, Margaret	Renpetco II, LLC	2/4/2014	21401405
Wallace, Jennifer Wilkins	Renpetco II, LLC	3/18/2014	21401406
Rogers, Brett Allen	Renpetco II, LLC	3/13/2014	21401407
Massey, John B.	Renpetco II, LLC	1/28/2014	21401408
Turpin, Mary Lou Cole	Renpetco II, LLC	1/17/2014	21401409
Scibal, Charlene H.	Renpetco II, LLC	1/15/2014	21401410
Hodgson, John	Renpetco II, LLC	11/27/2013	21401411
Ishee, Pamela T.	Renpetco II, LLC	4/10/2014	21401412
Metz, Jerry L.	Renpetco II, LLC	12/19/2013	21401413
Massey, Dr. Walter Boyd	Renpetco II, LLC	1/28/2014	21401414
Hodgson, Marlin	Renpetco II, LLC	11/27/2013	21401415
Leavitt, Scott	Renpetco II, LLC	4/17/2014	21401416
Kilbride, Wendi	Renpetco II, LLC	12/27/2013	21401417
Davidson, Roberta H.	Renpetco II, LLC	1/15/2014	21401418
Sumrall Family Partnership	Renpetco II, LLC	1/27/2014	21401419
Clark, Joyce A.	Renpetco II, LLC	1/16/2014	21401420
Jones, Patricia D. Hinton	Renpetco II, LLC	1/13/2014	21401421
Rogers, Susan Couch	Renpetco II, LLC	3/13/2014	21401422
Jones, William Bryan	Renpetco II, LLC	1/21/2014	21401423
Peek, Cathy	Renpetco II, LLC	1/27/2014	21401424
Carter, David M.	Renpetco II, LLC	4/8/2014	21401425
Houston, R.K. Jr & Alice G.	Renpetco II, LLC	2/5/2014	21401426
Miller, David W.	Renpetco II, LLC	4/8/2014	21401427
Fail, Joseph D.	Renpetco II, LLC	1/13/2014	21401428
Tuszynski, Tyler C.	Renpetco II, LLC	2/11/2014	21401429
Wilkins, Martin Lyle	Renpetco II, LLC	3/18/2014	21401430
Higgins, Patsy Ruth H.	Renpetco II, LLC	2/5/2014	21401431
Welch, Ellen	Renpetco II, LLC	4/18/2014	21401432
Loch, Jeff	Renpetco II, LLC	1/16/2014	21401433
Wilkins, James Donald	Renpetco II, LLC	3/5/2014	21401434
Adams, Linda Kay Widener	Renpetco II, LLC	1/29/2014	21401435
Robinson, Mary Horn	Renpetco II, LLC	3/5/2014	21401437
Eddins, Jr., Rufus O.	Renpetco II, LLC	2/21/2014	21401438
Palmer, Sandra Holliday	Renpetco II, LLC	3/5/2014	21401439
Lasseter, Jennifer A.	Renpetco II, LLC	2/18/2014	21401440
Loftis, Dianna H.	Renpetco II, LLC	3/20/2014	21401441
McCollum, Jerrald Douglas	Renpetco II, LLC	2/5/2014	21401442
Bradford, Melinda Alexander	Renpetco II, LLC	3/20/2014	21401443
Wilkins, Pat Allen	Renpetco II, LLC	3/18/2014	21401444
Holder, Richard C.	Renpetco II, LLC	12/12/2013	21401445
Bingham, Edward A. and Vickey	Renpetco II, LLC	12/12/2013	21401445
Alexander, Jr., William Harrison & Donna F.	Renpetco II, LLC	3/5/2014	21401446
Alexander, Joe Franklin	Renpetco II, LLC	3/5/2014	21401447
Bingham, Joseph L.	Renpetco II, LLC	12/12/2013	21401448
Alexander, Nora Joyce G.	Renpetco II, LLC	3/5/2014	21401449
Rogers, Robert R.	Renpetco II, LLC	12/12/2013	21401450
Leavitt, Brian Keith	Renpetco II, LLC	4/21/2014	21401451
Bingham, Edward A. and Vickey	Renpetco II, LLC	2/19/2014	21401452
Sullivan, Beverly M.	Renpetco II, LLC	3/29/2014	21401453
Sumrall Family Partnership, William B. Sumrall	Clovelly Oil Company, LLC	10/7/2013	21401454
Bingham, Joseph L.	Renpetco II, LLC	2/19/2014	21401455
Simon, Linda Miley	Renpetco II, LLC	3/29/2014	21401456
Smith, Christina Pigg	Renpetco II, LLC	12/2/2013	21401457
Smith, Christine Pigg	Clovelly Oil Company, LLC	10/9/2013	21401458
Evans, III, James J.	Renpetco II, LLC	12/2/2013	21401459
Evans, III, James J.	Clovelly Oil Company, LLC	10/9/2013	21401460
Pigg, Patricia E.	Renpetco II, LLC	12/2/2013	21401461
Pigg, Patricia E.	Clovelly Oil Company, LLC	10/9/2013	21401462
Conerly, III, Lamar A.	Renpetco II, LLC	12/2/2013	21401463
Fail, Charles F. & Dorothea C.	Renpetco II, LLC	3/5/2014	21401464
Conerly, III, Lamar A.	Clovelly Oil Company, LLC	10/9/2013	21401465
McNeil, Mike & Susan	Renpetco II, LLC	3/5/2014	21401466
McCurdy, Betsy B.	Renpetco II, LLC	4/28/2014	21401467
Hazard, Anna Hart	Clovelly Oil Company, LLC	10/23/2013	21401468
Fail, Cy F. & Pamela R.	Renpetco II, LLC	3/5/2014	21401469
Zollenberg, Chrissy Burnett	Renpetco II, LLC	4/28/2014	21401470
McFarland, Sr., Robert R.	Clovelly Oil Company, LLC	10/23/2013	21401471
Brown, James R. and Nancy J.	Renpetco II, LLC	1/6/2014	21401472

Purchase and Sale Agreement

17

McLeod, Jo Anne	Clovelly Oil Company, LLC	10/23/2013	21401473
Smith, Richard V.	Renpetco II, LLC	4/10/2014	21401474
Brown Development Properties, LLC	Renpetco II, LLC	1/6/2014	21401475
Brown, Thomas E. and Barbara L.	Renpetco II, LLC	1/6/2014	21401476
Brown Timberlands, LLC	Renpetco II, LLC	1/6/2014	21401477
Seymour, Stephanie	Renpetco II, LLC	7/29/2014	21401481
Burnett, Jr., John Robert	Renpetco II, LLC	4/28/2014	21401483
McCormick, Richard H.	Renpetco II, LLC	7/29/2014	21401484
Mississippi Power Company, a MS Corporation	Renpetco II, LLC	6/9/2014	21401485
Jefcoat, Craig A. & Debbie G.	Renpetco II, LLC	7/29/2014	21401487
Craft, Alex	Clovelly Oil Company, LLC	6/20/2013	21401488
Pickens, Owen	Clovelly Oil Company, LLC	6/20/2013	21401490
Craft, Jackie	Clovelly Oil Company, LLC	6/20/2013	21401492
Jones, Ethel Lee Quince	Clovelly Oil Company, LLC	6/20/2013	21401493
Quince, Eddie	Clovelly Oil Company, LLC	6/20/2013	21401494
Walker, Paul L.	Renpetco II, LLC	5/8/2013	21401495
Shook, Hope	Renpetco II, LLC	5/20/2013	21401496
Quince, Willie K.	Clovelly Oil Company, LLC	6/20/2013	21401497
Alexander, Sara Margaret	Renpetco II, LLC	5/20/2013	21401498
Hodgson, Marlin	Renpetco II, LLC	6/10/2013	21401499
Smith, Joyce S.	Renpetco II, LLC	5/21/2013	21401500
Wiginton, Michelle A.	Renpetco II, LLC	6/10/2013	21401501
Bingham, Joseph L.	Renpetco II, LLC	5/20/2013	21401502
Abney, Robert L. III	Renpetco II, LLC	7/30/2013	21401503
Edmonson, Van Kersh	Renpetco II, LLC	5/21/2013	21401504
Watson, Jo Helen Potts	Renpetco II, LLC	8/17/2013	21401505
Eddins, Jr., Rufus O.	Renpetco II, LLC	5/20/2013	21401506
Ward, Robert R.	Renpetco II, LLC	5/22/2013	21401507
Clampitt, Robert Hilton	Renpetco II, LLC	8/20/2013	21401508
Rogers, Jeanne Y.	Renpetco II, LLC	5/22/2013	21401509
Sumrall Family Partners, L.P.	Renpetco II, LLC	5/28/2013	21401510
Stubbs, Jimmy	Renpetco II, LLC	5/20/2013	21401511
Musgrove, Carolyn Anderson	Renpetco II, LLC	5/20/2013	21401512
Eddins, Sammy B.	Renpetco II, LLC	5/20/2013	21401513
Brown, Sandra Anderson	Renpetco II, LLC	5/20/2013	21401514
Bingham, Edward A.	Renpetco II, LLC	5/20/2013	21401515
Brown, J.R.	Renpetco II, LLC	5/20/2013	21401516
Stringer, Jo Nell Eddins	Renpetco II, LLC	5/20/2013	21401517
Henson, Jane Eddins	Renpetco II, LLC	5/20/2013	21401518
Lasseter, Jennifer Anderson	Renpetco II, LLC	5/20/2013	21401519
Craft, Ruddy	Clovelly Oil Company, LLC	6/20/2013	21401520
Formby, Jean	Renpetco II, LLC	6/10/2013	21401521
Hodgson, Christopher	Renpetco II, LLC	6/10/2013	21401522
King, Cynthia Anne	Renpetco II, LLC	8/20/2013	21401523
Bartolino, Jamie Lauren	Clovelly Oil Company, LLC	12/22/2011	21401592
Bartolino, Jeffrey David	Clovelly Oil Company, LLC	12/22/2011	21401593
The Laster Family Limited Partnership	Clovelly Oil Company, LLC	1/5/2012	21401594
Hare, Stacy	Clovelly Oil Company, LLC	4/1/2012	21401595
Lyons, Cynthia L. Russell	Clovelly Oil Company, LLC	1/18/2012	21401596
Lyons, William Hughes	Clovelly Oil Company, LLC	1/18/2012	21401597
McCormick, Dr. Eric C.	Clovelly Oil Company, LLC	11/29/2011	21401617
Simmons, Thomas R. and Donis G.	Clovelly Oil Company, LLC	11/21/2011	21401618
Holder, John R. and Doris G.	Clovelly Oil Company, LLC	11/21/2011	21401619
Martin, Kathryn	Renpetco II, LLC	5/3/2014	21401760
Livingston, June Gail	Renpetco II, LLC	5/14/2014	21401761
Martin, Jeff Donald	Renpetco II, LLC	5/3/2014	21401762
Cole, John M.	Renpetco II, LLC	3/7/2014	21401763
Buckley, Frankie Jean	Renpetco II, LLC	5/14/2014	21401764
Rogers, Patricia	Renpetco II, LLC	4/21/2014	21401765
Cowden, Polly Jane Martin	Renpetco II, LLC	5/3/2014	21401766
Mueller, Henry J.	Renpetco II, LLC	4/4/2014	21401767
Cowden, Polly Martin	Renpetco II, LLC	5/3/2014	21401768
Parker, Troy & Candace	Renpetco II, LLC	9/8/2014	21402072
Bonnie Compton Whitaker Trust & Charles G. Gates Estate	Renpetco II, LLC	7/9/2014	21402098
Conoco Phillips Company	Renpetco II, LLC	9/20/2014	21402149
William Beanland Residuary Trust, Wells Fargo Agent	Renpetco II, LLC	9/2/2014	21402600
Belcher, Dinah	Renpetco II, LLC	9/29/2014	21402601
Spann, Rachel	Renpetco II, LLC	9/29/2014	21402602
Ely, Brian A. & Cari H.	Renpetco II, LLC	7/29/2014	21402603
Sims, Billy	Renpetco II, LLC	9/29/2014	21500056
Sims, Donald	Renpetco II, LLC	9/29/2014	21500057
Sheilds, Margaret	Renpetco II, LLC	9/29/2014	21500058
Cole, Ann Buatt	Renpetco II, LLC	2/20/2015	21500401
			21500402
Meeler, Ellen Sims	Renpetco II, LLC	1/20/2015	21500437
Saunders, Peggy Sims	Renpetco II, LLC	1/20/2015	21500439
Sims, Patsy	Renpetco II, LLC	1/20/2015	21500549
Sims, Howard Alan	Renpetco II, LLC	1/20/2015	21500551
Glisson, William J.	Clovelly Oil Company, LLC	8/28/2013	21501341
Gaudet, Amy S.	Renpetco II, LLC	1/20/2015	21501367
Sims, Hester	Renpetco II, LLC	1/20/2015	21501368
Vierson Oil & Gas Co.	Renpetco II, LLC	8/1/2015	21501664
Jean Formby	Petrodome Pineville, LLC	03/04/2016	21601027

LESSOR	LESSEE (SMITH COUNTY)	DATE	BOOK	PAGE	ENTRY NO.
Cynthia Rogers Shaffer	RENPETCO II, LLC	02/19/2014			21401318
Robert R. Rogers	RENPETCO II, LLC	02/19/2014			21401319
Richard C. Holder	RENPETCO II, LLC	02/19/2014			21401320
James J. Evans, III	RENPETCO II, LLC	02/24/2014			21401321
Christine Pigg Smith	RENPETCO II, LLC	02/24/2014			21401322
Patricia E. Pigg	RENPETCO II, LLC	02/24/2014			21401323
Lamar A. Conerly, III	RENPETCO II, LLC	02/24/2014			21401324
Percy Ray Worley and his wife Barbara Ann Tynes Worley	RENPETCO II, LLC	04/02/2014			21401337
Emily Jane Hewitt Abraham	RENPETCO II, LLC	04/04/2014			21401339
Joseph D. Hewitt	RENPETCO II, LLC	04/04/2014			21401342
Edith V. Avenmarg	RENPETCO II, LLC	02/04/2014			21401350
William H. Hewitt, Jr.	RENPETCO II, LLC	04/04/2014			21401355
Dwayne Karns	RENPETCO II, LLC	04/02/2014			21401357
Wilma Marcia Crain	RENPETCO II, LLC	03/06/2014			21401365

Purchase and Sale Agreement

18

Charles W. Heald	RENPETCO II, LLC	03/19/2014	21401373
Brett Allen Rogers	RENPETCO II, LLC	03/13/2014	21401407
Dinah Belcher	RENPETCO II, LLC	09/29/2014	21402601
Rachel Spann	RENPETCO II, LLC	09/29/2014	21402602
Billy Sims	RENPETCO II, LLC	09/29/2014	21500056
Donald Sims	RENPETCO II, LLC	09/29/2014	21500057
Margaret Shields	RENPETCO II, LLC	09/29/2014	21500058
Ellen Sims Meeler	RENPETCO II, LLC	01/20/2015	21500437
Peggy Sims Saunders	RENPETCO II, LLC	01/20/2015	21500439
Patsy Sims	RENPETCO II, LLC	01/20/2015	21500549
Howard Alan Sims	RENPETCO II, LLC	01/15/2015	21500551
Amy S. Gaudet	RENPETCO II, LLC	01/20/2015	21501367
Hester Sims	RENPETCO II, LLC	01/20/2015	21501368
Jeffrey David Bartolino, a single man	Petrodome Pineville, LLC	10/03/2016	21700078
Jamie Lauren Bartolino, a single woman	PETRODOME PINEVILLE LLC	10/03/2016	21700079
John R. Holder	PETRODOME PINEVILLE LLC	09/23/2016	21700084
Dr. Eric C. McCormick, a single man	RENPETCO II, LLC	09/14/2016	21700086
Donis G. Simmons	PETRODOME PINEVILLE LLC	09/23/2016	21700089
Thomas Marcus Simmons	PETRODOME PINEVILLE LLC	09/23/2016	21700090
Grant, Randal	Clovelly Oil Company, LLC	11/8/2011	201202680
Reed, Deborah G.	Clovelly Oil Company, LLC	11/8/2011	201202681
Rebovich, Bonnie G.	Clovelly Oil Company, LLC	11/8/2011	201202682
Nair, Janis G.	Clovelly Oil Company, LLC	11/8/2011	201202683
Hogue, Marlene G.	Clovelly Oil Company, LLC	11/8/2011	201202685
Brown, Peggy Ruth	Clovelly Oil Company, LLC	11/8/2011	201202686
Brown, J.R.	Clovelly Oil Company, LLC	11/8/2011	201202687
Alexander, Sara M.	Clovelly Oil Company, LLC	11/8/2011	201202688
Brown, Thomas E.	Clovelly Oil Company, LLC	11/8/2011	201202692
Wyatt, Robert W.	Clovelly Oil Company, LLC	11/16/2011	201202693
Wyatt, Jimmy Roy	Clovelly Oil Company, LLC	11/16/2011	201202694
Musgrove, Carolyn A.	Clovelly Oil Company, LLC	11/16/2011	201202695
Lasseter, Jennifer A.	Clovelly Oil Company, LLC	11/16/2011	201202696
Wyatt, Joe M.	Clovelly Oil Company, LLC	11/16/2011	201202697
Dunn, Susan Eddins	Clovelly Oil Company, LLC	11/16/2011	201202698
Eddins, Rufus O. Jr.	Clovelly Oil Company, LLC	11/16/2011	201202705
Eddins, Sammy	Clovelly Oil Company, LLC	11/17/2011	201202706
Stringer, Jo Nell Eddins	Clovelly Oil Company, LLC	11/17/2011	201202707
Stubbs, Jimmy	Clovelly Oil Company, LLC	11/17/2011	201202716
Henson, Jane Eddins	Clovelly Oil Company, LLC	11/17/2011	201202717
Rogers, Jeanne Y.	Clovelly Oil Company, LLC	11/18/2011	201202718
Bingham, Joseph L.	Clovelly Oil Company, LLC	11/21/2011	201202719
Bingham, Edward A.	Clovelly Oil Company, LLC	11/21/2011	201202720
Brown, Sandra J.	Clovelly Oil Company, LLC	11/16/2011	201202721
McEwen, Mabel A.	Clovelly Oil Company, LLC	12/6/2011	201202722
Smith, Welton Lamar Jr.	Clovelly Oil Company, LLC	12/2/2011	201202729
Peterson, Charlotte J.B.	Clovelly Oil Company, LLC	12/20/2011	201202732
Brown, Michael P.	Clovelly Oil Company, LLC	12/20/2011	201202733
Shelby, Cleo	Clovelly Oil Company, LLC	1/9/2012	201202734
Currie, Wayne	Clovelly Oil Company, LLC	1/13/2012	201202736
Brown, Deavors F.	Clovelly Oil Company, LLC	1/18/2012	201202737
Currie, Mildred G.	Clovelly Oil Company, LLC	2/1/2012	201202738
Martin, Joanna G.	Clovelly Oil Company, LLC	2/1/2012	201202739
Mattox, Sara K.	Clovelly Oil Company, LLC	1/18/2012	201202740
Wyatt, Diane R.	Clovelly Oil Company, LLC	3/14/2012	201202744
Thomson, Julie	Clovelly Oil Company, LLC	4/26/2012	201202745
Aoun, Tammy G.	Clovelly Oil Company, LLC	2/1/2012	201202749
Powell, Billy	Clovelly Oil Company, LLC	5/9/2012	201202750
Mattox, Sara K.	Renpetco II, LLC	5/1/2013	201301521
Brown, Jr., Charles E.	Renpetco II, LLC	5/1/2013	201301522
Brown, Peggy Ruth	Renpetco II, LLC	5/1/2013	201301523
Brown, Devors F.	Renpetco II, LLC	5/1/2013	201301524
Alexander, Sara Margaret	Renpetco II, LLC	5/7/2013	201301531
Eddins, Sammy B.	Renpetco II, LLC	5/7/2013	201301586
Stringer, Jo Nell Eddins	Renpetco II, LLC	5/7/2013	201301587
Musgrove, Carolyn Anderson	Renpetco II, LLC	5/14/2013	201301588
Brown, J.R.	Renpetco II, LLC	5/7/2013	201301605
Bingham, Joseph L.	Renpetco II, LLC	5/20/2013	201301777
Bingham, Edward A.	Renpetco II, LLC	5/20/2013	201301778
Dunn, Susan Eddins	Renpetco II, LLC	5/1/2013	201301779
Eddins, Jr., Rufus O.	Renpetco II, LLC	5/20/2013	201301781
Stubbs, Jimmy	Renpetco II, LLC	5/7/2013	201301782
Brown, Sandra Anderson	Renpetco II, LLC	5/28/2013	201301783
Brown, Michael P.	Renpetco II, LLC	5/7/2013	201301784
Lasseter, Jennifer Anderson	Renpetco II, LLC	5/28/2013	201301867
Winders, Anne Shaddock	Renpetco II, LLC	5/30/2013	201302039
Henson, Jane Eddins	Renpetco II, LLC	5/7/2013	201302040
Wyatt, Sharon S.	Renpetco II, LLC	5/8/2013	201302133
Black Stone Minerals Company, L.P.	Renpetco II, LLC	1/3/2014	201400908
The Allar Company, EG3 Inc.	Renpetco II, LLC	1/31/2014	201401903
EG3, Inc.	Renpetco II, LLC	1/31/2014	201401904
Shook, Hope	Renpetco II, LLC	5/28/2013	201401905
Strong Bros. Logging, Inc.	Renpetco II, LLC	6/21/2013	201402540
Gable, Jerry	Renpetco II, LLC	12/13/2013	201402541
Wilson, Howard D.	Renpetco II, LLC	6/28/2013	201402542
Gable, Curtis	Renpetco II, LLC	12/13/2013	201402543
Reynolds, Susan S.	Renpetco II, LLC	11/6/2013	201402544
McEwen, Mabel A.	Renpetco II, LLC	6/20/2013	201402545
Parker, Sandra S.	Renpetco II, LLC	11/6/2013	201402547
Alexander Timber Company, LP	Renpetco II, LLC	1/31/2014	201402548
Lockhart, James T.	Renpetco II, LLC	1/29/2014	201402549
James T. Lockhart	RENPETCO II, LLC	01/29/2014	201402549
Lockhart, Jr., Billy M.	Renpetco II, LLC	1/29/2014	201402550
Tarver, Elizabeth L.	Renpetco II, LLC	1/29/2014	201402551
Marx, Carolyn L.	Renpetco II, LLC	1/29/2014	201402552
Moore, Lillian Wells	Renpetco II, LLC	6/18/2013	201402553
Gunter, Barbara M.	Renpetco II, LLC	6/12/2013	201402554
Longino, Jr., James Marion	Renpetco II, LLC	6/17/2013	201402555
Marx, Carolyn L.	Renpetco II, LLC	6/4/2014	201402556
Denson, Allyson	Renpetco II, LLC	6/5/2013	201402557

Purchase and Sale Agreement

19

McQuade, Aline L.	Renpetco II, LLC	6/18/2013	201402558
Tarver, Elizabeth L.	Renpetco II, LLC	6/4/2014	201402559
Gaudet, Anne Wells	Renpetco II, LLC	6/14/2013	201402562
Durham, William E.	Renpetco II, LLC	6/14/2013	201402563
Burnidge, Nancy C.	Renpetco II, LLC	6/12/2013	201402564
Reynolds, Susan S.	Renpetco II, LLC	6/4/2014	201402565
Lockhart, Jr., Billy M.	Renpetco II, LLC	6/4/2014	201402566
Nolan, Elaine C.	Renpetco II, LLC	6/12/2013	201402567
Parker, Sandra S.	Renpetco II, LLC	6/4/2014	201402568
The Allar Company, EG3 Inc.	Renpetco II, LLC	1/31/2014	201402569
The Denise Caves Trust	Renpetco II, LLC	6/12/2013	201402570
EG3, Inc.	Renpetco II, LLC	1/31/2014	201402571
Hugus Investment Company, Inc.	Renpetco II, LLC	5/1/2014	201402572
EG3, Inc.	Renpetco II, LLC	1/31/2014	201402573
Eg3, Inc	Renpetco II, LLC	1/31/2014	201402574
T.R. Clark, LLC	Renpetco II, LLC	6/14/2013	201402575
The Allar Company, EG3, Inc.	Renpetco II, LLC	1/31/2014	201402576
Bjick, Suzanne Carter	Renpetco II, LLC	6/12/2013	201402577
Hemeter Properties, LLC	Renpetco II, LLC	6/14/2013	201402578
Ray, Montfort S.	Renpetco II, LLC	8/26/2013	201402579
Smith, Patricia Anne	Renpetco II, LLC	10/9/2013	201402580
Walker, Paul L.	Renpetco II, LLC	5/8/2013	201402581
Triplett, Jr., O.B.	Renpetco II, LLC	7/19/2013	201402582
Gardner Clark Family, LLC	Renpetco II, LLC	6/14/2013	201402583
Ray, Patricia	Renpetco II, LLC	8/26/2013	201402584
Peachtree Properties, LLC	Renpetco II, LLC	6/14/2013	201402585
Craft, Jack R.	Renpetco II, LLC	7/19/2013	201402586
Ray, Peter T.	Renpetco II, LLC	8/26/2013	201402588
Hester, Homer J. & Doris	Clovelly Oil Company, LLC	2/1/2012	201402710
Lyons, William Hughes	Clovelly Oil Company, LLC	1/18/2012	201402716
Hare, Stacy	Clovelly Oil Company, LLC	4/1/2012	201402717
Lyons, Cynthia L. Russell	Clovelly Oil Company, LLC	1/18/2012	201402721
The Laster Family Limited Partnership	Clovelly Oil Company, LLC	1/5/2012	201402724
Bartolino, Jeffrey David	Clovelly Oil Company, LLC	12/22/2011	201402727
Bartolino, Jamie Lauren	Clovelly Oil Company, LLC	12/22/2011	201402731
Taylor, Linda M.	Renpetco II, LLC	10/3/2013	201402750
Hammons, Justin	Renpetco II, LLC	5/8/2014	201402751
Hankins, Bobbye H.	Renpetco II, LLC	8/30/2013	201402752
Taylor, Linda M.	Renpetco II, LLC	7/31/2013	201402754
Hester, Faye Fitzpatrick	Renpetco II, LLC	3/14/2014	201402756
Hugus, Mary Ellen	Renpetco II, LLC	5/1/2014	201402757
Spooner Petroleum Company	Renpetco II, LLC	3/25/2014	201402759
Phillips, Vernon L.	Renpetco II, LLC	12/3/2013	201402760
Worthey, Mark A.	Renpetco II, LLC	4/22/2014	201402763
Kirby Minerals, an Oklahoma general partnership	Renpetco II, LLC	12/16/2013	201402764
Huff, Linda P.	Renpetco II, LLC	6/30/2014	201402765
			201402766
Evans, Audene T.	Clovelly Oil Company, LLC	2/9/2012	201402769
Thornton, Eugene	Clovelly Oil Company, LLC	2/9/2012	201402770
Hegwood, Sherry Darlene B.	Clovelly Oil Company, LLC	2/6/2012	201402771
Fortenberry, Patsy B.	Clovelly Oil Company, LLC	2/6/2012	201402772
Hegwood, James H.	Clovelly Oil Company, LLC	2/1/2012	201402773
Huff, William H.	Renpetco II, LLC	6/23/2014	201402774
Franklin, Joyce H.	Clovelly Oil Company, LLC	2/1/2012	201402775
Wallace, Nancy Huff	Renpetco II, LLC	6/30/2014	201402776
Thompson, Howell M.	Clovelly Oil Company, LLC	2/10/2012	201402777
Harris, Larry	Clovelly Oil Company, LLC	2/10/2012	201402778
Bruce, Wayne	Clovelly Oil Company, LLC	2/3/2012	201402779
Musser, Gloria H.	Renpetco II, LLC	6/30/2014	201402780
Gloria H. Musser	RENPETCO II, LLC	06/30/2014	201402780
Bruce, Richard	Clovelly Oil Company, LLC	2/6/2012	201402781
Duckworth, Patricia	Renpetco II, LLC	6/23/2014	201402782
Patricia Duckworth	RENPETCO II, LLC	06/23/2014	201402782
Wilkinson, Tammy Denise B.	Clovelly Oil Company, LLC	2/6/2012	201402783
Dove, Marilyn	Renpetco II, LLC	5/21/2014	201402784
Hulon, Carolyn H.	Clovelly Oil Company, LLC	2/10/2012	201402785
Newsome, Daijana	Renpetco II, LLC	5/21/2014	201402786
Skinner, Frances Jo H.	Clovelly Oil Company, LLC	2/10/2012	201402787
Cunningham, Christina	Renpetco II, LLC	5/21/2014	201402788
Snow, William L.	Renpetco II, LLC	5/21/2014	201402790
Cunningham, Tina	Renpetco II, LLC	5/21/2014	201402791
Stanford, John L.	Renpetco II, LLC	11/14/2013	201402794
Cunningham, Katherine	Renpetco II, LLC	5/21/2014	201402795
Cunningham, Willie	Renpetco II, LLC	5/21/2014	201402798
Stanford, Ben D.	Renpetco II, LLC	11/14/2013	201402799
Warren, Marlene Dove	Renpetco II, LLC	5/21/2014	201402800
Goodman, Caroline V.	Renpetco II, LLC	10/24/2013	201402801
Till, Katrina L.	Renpetco II, LLC	6/25/2014	201402802
Dove, Monique	Renpetco II, LLC	5/21/2014	201402803
Player, Dave	Renpetco II, LLC	4/16/2014	201402804
Player, Joan	Renpetco II, LLC	4/16/2014	201402805
Player, Jr., John	Renpetco II, LLC	4/16/2014	201402806
Player, Mark	Renpetco II, LLC	4/16/2014	201402807
Moore, Daisy Dove	Renpetco II, LLC	5/21/2014	201402808
Bandera Minerals, LLC	Renpetco II, LLC	12/16/2013	201402809
Bryan, John Neely	Renpetco II, LLC	11/26/2013	201402810
Grage, Alan P.	Renpetco II, LLC	1/8/2014	201402811
Grover G. Standford Oil Company, LLC	Renpetco II, LLC	11/14/2013	201402813
Jackson, Karen Dove	Renpetco II, LLC	5/21/2014	201402814
Collum, Michael Vaughn	Renpetco II, LLC	7/26/2014	201402815
Cunningham, William	Renpetco II, LLC	5/21/2014	201402816
Purzer, Janet Johnson	Renpetco II, LLC	11/20/2013	201402817
Johnson, David S.	Renpetco II, LLC	11/20/2013	201402818
Dove, Cassandra	Renpetco II, LLC	5/21/2014	201402819
Womack, Barbara Ann	Renpetco II, LLC	7/17/2014	201402820
Christensen, Elizabeth Jane Tucker	Renpetco II, LLC	11/20/2013	201402821
Grelling, Louis A., IV	Renpetco II, LLC	3/11/2014	201402822
Tucker, III, Joseph H.	Renpetco II, LLC	11/20/2013	201402823
Freeman, Larry	Renpetco II, LLC	5/21/2014	201402824

Purchase and Sale Agreement

20

King, Krystal	Renpetco II, LLC	5/21/2014	201402825
Clarke, Elizabeth	Renpetco II, LLC	7/26/2014	201402826
Dickerson Minerals, LLC	Renpetco II, LLC	4/18/2014	201402827
Jackson, Kimberly Hanks	Renpetco II, LLC	9/23/2013	201402828
Williamson, Howard Sr.	Renpetco II, LLC	6/10/2014	201402829
Mendyk, Nora Boykin	Renpetco II, LLC	7/10/2014	201402831
Herman, Mary Glenn	Renpetco II, LLC	7/10/2014	201402832
Middleton, Bonnie Sue	Clovelly Oil Company, LLC	12/20/2012	201402833
Phillips, J. Larry	Renpetco II, LLC	7/10/2014	201402834
Pace, Margaret N.	Clovelly Oil Company, LLC	6/25/2012	201402835
Boykin, Jerry Wayne	Renpetco II, LLC	7/10/2014	201402836
Williams, Patricia Lynn Coutant	Renpetco II, LLC	11/27/2013	201402837
Lyons, William Hughes	Renpetco II, LLC	7/12/2014	201402838
Hare, Stacey	Renpetco II, LLC	7/14/2014	201402839
Bartolino, Jamie Lauren	Renpetco II, LLC	7/14/2014	201402840
Baugh, Mattie S.	Renpetco II, LLC	7/10/2014	201402841
Bartolino, Jeffrey David	Renpetco II, LLC	7/14/2014	201402842
Lyons, Cynthia L. Russell	Renpetco II, LLC	7/12/2014	201402843
Lometa Hudnall Cox Trust #2	Renpetco II, LLC	4/23/2014	201402844
Martin, Bobbie	Renpetco II, LLC	4/10/2014	201402845
Dove, Benjamin & Janie	Renpetco II, LLC	5/21/2014	201402846
FABO II, LLC	Renpetco II, LLC	12/4/2013	201402847
Boteler-Wood Properties, LLC	Renpetco II, LLC	12/4/2013	201402848
Dyse, Mary Helen Dove	Renpetco II, LLC	5/21/2014	201402849
Linehan, William Marston	Renpetco II, LLC	11/26/2013	201402850
Dove, Michael	Renpetco II, LLC	5/21/2014	201402851
Linehan, Earl Louis	Renpetco II, LLC	11/26/2013	201402852
Grelling, Boren Edward	Renpetco II, LLC	3/11/2014	201402853
Linehan, John J.	Renpetco II, LLC	11/26/2013	201402854
Moffett, Lou Annie	Renpetco II, LLC	5/21/2014	201402855
Linehan, Marsha Marie	Renpetco II, LLC	11/26/2013	201402856
Haynes, Aline Marie	Renpetco II, LLC	11/26/2013	201402857
Cooper, Mary Alice	Renpetco II, LLC	5/21/2014	201402858
Ulmer, Mary Dove	Renpetco II, LLC	5/21/2014	201402859
Ross, Ora Lee	Renpetco II, LLC	5/21/2014	201402860
Carr, Jr., Charles	Renpetco II, LLC	5/21/2014	201402861
Dove, Jimmy	Renpetco II, LLC	5/21/2014	201402863
Ridgway Management, Inc.	Renpetco II, LLC	3/10/2014	201402864
Grelling, Mae Ann	Renpetco II, LLC	3/11/2014	201402866
Grelling, Terry Ann	Renpetco II, LLC	3/11/2014	201402868
Tennyson, Anna Faye Hester	Renpetco II, LLC	3/19/2014	201402869
Strickland, Kipp Edwin	Renpetco II, LLC	4/7/2014	201402871
Cunningham, Shelia	Renpetco II, LLC	5/21/2014	201402873
Agee, Mary	Renpetco II, LLC	5/21/2014	201402875
Cunningham, Antion	Renpetco II, LLC	5/21/2014	201402877
Dove, Jasmine	Renpetco II, LLC	5/21/2014	201402879
Barbour, Genevieve McBee	Renpetco II, LLC	11/8/2013	201402880
Barbour, Linda K.	Renpetco II, LLC	11/8/2013	201402881
Daughtrey, K.R.	Renpetco II, LLC	11/27/2013	201402882
Barbour, William H., Jr.	Renpetco II, LLC	11/8/2013	201402883
PWU, LLC	Renpetco II, LLC	1/7/2014	201402884
Russell, William Keith	Renpetco II, LLC	5/30/2014	201402885
Grice, Joel S.	Renpetco II, LLC	11/27/2013	201402886
Johnson, David S.	Renpetco II, LLC	1/16/2014	201402889
Reinschmidt, Ginger	Renpetco II, LLC	5/29/2014	201402890
Purzer, Janet Louise Johnson	Renpetco II, LLC	1/16/2014	201402891
Russell, Brown William	Renpetco II, LLC	5/22/2014	201402892
Parker, Judy Lynn	Renpetco II, LLC	11/27/2013	201402893
Windham, Nancy L.	Renpetco II, LLC	11/27/2013	201402894
Holzhauer, Deborah Russell	Renpetco II, LLC	5/22/2014	201402896
Williams, Deborah Lynn Hamilton	Renpetco II, LLC	10/25/2013	201402897
Griffin, Molly Elizabeth Hamilton	Renpetco II, LLC	10/25/2013	201402898
Hamilton, William Calvin, II	Renpetco II, LLC	10/25/2013	201402899
Purvis, W. Joe	Renpetco II, LLC	7/10/2014	201402900
Phillips, Reed A.	Renpetco II, LLC	7/10/2014	201402901
Boykin, Charles L.	Renpetco II, LLC	7/10/2014	201402902
Ogden Sharon Hudnall Trust #2	Renpetco II, LLC	4/23/2014	201402903
Pirtle, Robert S.	Renpetco II, LLC	4/23/2014	201402904
Roell, Dora L.	Renpetco II, LLC	5/13/2014	201402905
T.C. Craighead & Company	Renpetco II, LLC	5/6/2014	201402907
Cadoree, Jamie & James Darnell	Renpetco II, LLC	6/10/2014	201402910
Boykin, Richard Lee	Renpetco II, LLC	7/9/2014	201402912
Boykin, John William	Renpetco II, LLC	7/9/2014	201402914
Blissett, Sylvia P.	Renpetco II, LLC	7/10/2014	201402916
Smith, Stacey	Renpetco II, LLC	6/10/2014	201402917
Broomfield, Dorothy Jean	Renpetco II, LLC	6/10/2014	201402918
Chapman, Adielaide B.	Renpetco II, LLC	5/16/2014	201402919
Chaltain, Jennifer Hanks	Renpetco II, LLC	9/23/2013	201402920
Linehan, Michael Curtis	Renpetco II, LLC	11/26/2013	201402921
Matthews, John, Jr.	Renpetco II, LLC	1/28/2014	201402922
Matthews, Jane Y.	Renpetco II, LLC	1/28/2014	201402923
Bradley, Edwina Harrison	Renpetco II, LLC	8/21/2013	201402924
Merrell, Roxy Kay	Renpetco II, LLC	7/10/2014	201402925
Morse, Lillie Boykin	Renpetco II, LLC	7/10/2014	201402926
Boykin, James M.	Renpetco II, LLC	7/10/2014	201402927
Boykin, Robert Stith	Renpetco II, LLC	7/9/2014	201402928
Purvis, Doris K.	Renpetco II, LLC	7/10/2014	201402929
Purvis, Schley Jr.	Renpetco II, LLC	7/10/2014	201402930
McGowan, Willie	Renpetco II, LLC	6/27/2014	201402931
Woods, Curtis	Renpetco II, LLC	6/10/2014	201402932
Purvis, Mary P.	Renpetco II, LLC	7/10/2014	201402933
Purvis, Charlie	Renpetco II, LLC	7/10/2014	201402934
Lowery, Myra Frances	Renpetco II, LLC	5/29/2014	201402936
Jones, Ethel Roell	Renpetco II, LLC	5/16/2014	201402938
Winborne, Catherine Robinson	Renpetco II, LLC	5/29/2014	201402939
Robinson, George Robert Jr.	Renpetco II, LLC	5/29/2014	201402941
Lincoln, Mary Michelle	Renpetco II, LLC	5/29/2014	201402943
Johnson, Janet Harrison	Renpetco II, LLC	1/18/2014	201402945
Cutsinger, Pearl Ann Z.	Renpetco II, LLC	1/18/2014	201402946

Purchase and Sale Agreement

21

Weber, Caroline Z.	Renpetco II, LLC	1/18/2014	201402947
Matthews, Florence	Renpetco II, LLC	1/28/2014	201402948
Welburn, Clara C.	Renpetco II, LLC	10/7/2013	201402949
Taylor, Jr., Clayborne D.	Renpetco II, LLC	10/16/2013	201402950
Tadlock, Deborah W.	Renpetco II, LLC	10/7/2013	201402951
Upton, Florence M.	Renpetco II, LLC	1/30/2014	201402952
Welburn, Jr., Jimmy David	Renpetco II, LLC	10/7/2013	201402953
JGW Oil Properties, LLC	Renpetco II, LLC	6/9/2014	201402954
Reynolds, William	Renpetco II, LLC	7/26/2014	201402955
Robison, John Clayton	Renpetco II, LLC	6/4/2014	201402956
Robison, Jr., J. Dent	Renpetco II, LLC	6/4/2014	201402957
Owens, Roscoe Lee	Renpetco II, LLC	8/4/2014	201402958
EBB Investments, LLC	Renpetco II, LLC	4/9/2014	201402959
Watson, Barbara C.	Renpetco II, LLC	5/7/2014	201402961
Husband, Amanda O. & Jason R.	Renpetco II, LLC	5/21/2014	201402962
Marler, Teresa	Renpetco II, LLC	8/12/2013	201402963
Griffith, Mary Jane Daniel	Renpetco II, LLC	8/9/2013	201402964
Campbell, Nancy	Renpetco II, LLC	7/16/2014	201402965
Washington, Jr., Earnest	Renpetco II, LLC	7/23/2014	201402966
James, David W	Renpetco II, LLC	7/17/2014	201402967
Epting, Lester & Mary Helen	Renpetco II, LLC	7/23/2014	201402968
Vowell, Calvin & Dana Barr	Renpetco II, LLC	10/8/2013	201402969
Bobbett, Robert Lee & Shelia	Renpetco II, LLC	7/9/2014	201402970
Ellington, Ann Gilbert	Renpetco II, LLC	10/18/2013	201402971
Gilbert, A. Spencer, III	Renpetco II, LLC	10/18/2013	201402972
McNair, Molly Gilbert	Renpetco II, LLC	10/18/2013	201402973
Bailey, Nelda Jean W., by her Agent and Attorney-in-Fact,	Renpetco II, LLC	10/25/2013	201402975
Beauregard, Jimetta	Renpetco II, LLC	8/4/2014	201402976
Tatum, Carolyn	Renpetco II, LLC	7/26/2014	201402977
Quin, Richard Hilary	Renpetco II, LLC	8/19/2013	201402978
Quin, Clark Jones	Renpetco II, LLC	8/19/2013	201402979
Houston, Jr., R.K.	Renpetco II, LLC	5/1/2014	201402980
Liddon, J.F., Jr.	Renpetco II, LLC	8/29/2013	201402981
Headrick, Julia Elizabeth	Renpetco II, LLC	8/14/2013	201402982
Grover G. Standford Oil Company, LLC	Renpetco II, LLC	8/13/2013	201402983
Scruggs, Jill Harrison	Renpetco II, LLC	8/21/2013	201402984
Corley, Vivien, George Carroll, and W.S. Jr.	Renpetco II, LLC	8/14/2013	201402985
Corley, Myrtis W. & Cynthia Lee Corley Mason	Renpetco II, LLC	8/29/2013	201402986
Harris, Rayford J.	Renpetco II, LLC	4/30/2014	201402987
Hisscox, Louise	Renpetco II, LLC	7/26/2014	201402988
Liddon, James Flint	Renpetco II, LLC	9/9/2013	201402989
Moorefield, Michelle F. Liddon	Renpetco II, LLC	9/9/2013	201402990
Vance, Nicole C. Liddon	Renpetco II, LLC	9/9/2013	201402991
Purvis, John G.	Renpetco II, LLC	7/10/2014	201402992
Boler, Amanda	Renpetco II, LLC	7/26/2014	201402993
Everett, Roger	Renpetco II, LLC	7/26/2014	201402994
Bo-War Limited Partnership	Renpetco II, LLC	12/4/2013	201402995
EBB Investments, LLC	Renpetco II, LLC	12/4/2013	201402996
Margaret T. Boteler Marital Trust	Renpetco II, LLC	12/4/2013	201402997
Margaret T. Boteler Recovable Trust	Renpetco II, LLC	12/4/2013	201402998
RJM Interests, LLC	Renpetco II, LLC	12/4/2013	201402999
Lennon, Perry Rush	Renpetco II, LLC	1/8/2014	201403000
Oster, Rose Z.	Renpetco II, LLC	1/18/2014	201403001
The W. Baldwin & Anna Rae Lloyd Recovable Trust	Renpetco II, LLC	1/9/2014	201403002
Quin, IV, Oliver Benton	Renpetco II, LLC	8/19/2013	201403005
Tullos, Eugene C.	Renpetco II, LLC	12/10/2013	201403007
Abney, Robert Hal	Clovelly Oil Company, LLC	3/1/2012	201403008
Michael, Melissa Anne	Renpetco II, LLC	7/10/2014	201403009
Bryan, John Neely	Renpetco II, LLC	1/23/2014	201403010
Christensen, Elizabeth Jane Tucker	Renpetco II, LLC	1/23/2014	201403011
Abney, Fred G.	Clovelly Oil Company, LLC	3/1/2012	201403012
Michael, Chris V.	Renpetco II, LLC	7/10/2014	201403013
Tucker, III, Joseph H.	Renpetco II, LLC	1/23/2014	201403014
Howell, Christy	Renpetco II, LLC	7/10/2014	201403015
Abney, Travis Moore	Clovelly Oil Company, LLC	3/1/2012	201403016
Grage, Alan P.	Renpetco II, LLC	1/31/2014	201403017
Bo-War Limited Partnership	Renpetco II, LLC	4/9/2014	201403018
Kirby Minerals, an Oklahoma general partnership	Renpetco II, LLC	12/16/2013	201403019
Fabo II, LLC	Renpetco II, LLC	4/9/2014	201403020
Margaret T. Boteler Revocable Trust	Renpetco II, LLC	4/9/2014	201403022
Player, Mark	Renpetco II, LLC	11/14/2013	201403023
Gipson, Billy Joe and Brenda R.	Clovelly Oil Company, LLC	12/19/2011	201403024
Allred, William Wallace	Renpetco II, LLC	11/12/2013	201403025
Margaret T. Boteler Marital Trust	Renpetco II, LLC	4/9/2014	201403026
Leggett, W. Stuart	Renpetco II, LLC	11/12/2013	201403027
Royals, Christy R.	Clovelly Oil Company, LLC	12/19/2011	201403028
Investment Management Income, Inc.	Renpetco II, LLC	10/30/2013	201403030
Oakvale, LLC	Renpetco II, LLC	10/30/2013	201403031
Player, Joan	Renpetco II, LLC	11/14/2013	201403032
Jones, Catherine R.	Clovelly Oil Company, LLC	12/19/2011	201403033
Player, Jr., John	Renpetco II, LLC	11/14/2013	201403034
Tatum, Wanda R.	Clovelly Oil Company, LLC	2/27/2012	201403035
Burg, Rebecca Taylor	Renpetco II, LLC	10/16/2013	201403036
Roberts, Carol	Clovelly Oil Company, LLC	2/27/2012	201403037
RJM Interests, LLC	Renpetco II, LLC	4/9/2014	201403038
Taylor, David E.	Renpetco II, LLC	10/16/2013	201403039
McInnis, Judy R.	Clovelly Oil Company, LLC	4/26/2012	201403040
Evans, Ann Blue	Renpetco II, LLC	10/11/2013	201403041
Tullos, Eugene C.	Renpetco II, LLC	1/21/2014	201403042
Tullos, Eugene C.	Renpetco II, LLC	1/21/2014	201403043
Thompson, Phil D. & Lisa B.	Renpetco II, LLC	5/14/2014	201403044
Broad, Emily C.	Renpetco II, LLC	5/7/2014	201403045
Newton, Gina Blue	Renpetco II, LLC	10/16/2013	201403046
Sorey, Genevieve Smith	Clovelly Oil Company, LLC	12/19/2011	201403047
Craft, Harry S.	Renpetco II, LLC	4/21/2014	201403048
Hammons, Sheila S.	Clovelly Oil Company, LLC	12/19/2011	201403049
Blue, Jr., Robert W.	Renpetco II, LLC	10/11/2013	201403050
Boteler-Wood Properties, LLC	Renpetco II, LLC	4/9/2014	201403051
Norton, Deborah R.	Clovelly Oil Company, LLC	12/19/2011	201403052

Purchase and Sale Agreement

22

Dykes, Betty Jean	Renpetco II, LLC	11/12/2013	201403053
Jones, Robert L.	Renpetco II, LLC	7/28/2014	201403054
Reeves, Mary S. (Selby)	Renpetco II, LLC	11/27/2013	201403055
The Laster Family Limited Partnership	Clovelly Oil Company, LLC	1/5/2012	201403056
Edwards, Delphine	Renpetco II, LLC	7/29/2014	201403057
Player, Dave	Renpetco II, LLC	11/14/2013	201403058
Smith, Jimmy W.	Renpetco II, LLC	5/21/2014	201403059
Quin-Fournet Oil Properties	Renpetco II, LLC	6/26/2014	201403060
Bright Minerals, Inc.	Renpetco II, LLC	5/30/2014	201403061
Bartolino, Jamie Lauren	Clovelly Oil Company, LLC	2/15/2012	201403062
Kirby Minerals, an Oklahoma general partnership	Renpetco II, LLC	12/16/2013	201403063
Fox, Carla	Clovelly Oil Company, LLC	5/22/2012	201403064
Epting, Lester & Mary Helen	Renpetco II, LLC	6/27/2014	201403065
McDonald, Paula Thompson	Clovelly Oil Company, LLC	2/1/2012	201403066
Bartolino, Jeffrey David	Clovelly Oil Company, LLC	2/15/2012	201403067
Henderson, Phillip & Pleshia	Clovelly Oil Company, LLC	2/1/2012	201403068
Craft, Jennifer LaDale	Renpetco II, LLC	7/28/2014	201403069
Williamson, Myrdella	Clovelly Oil Company, LLC	5/22/2012	201403071
Williamson, Lucille Owens	Renpetco II, LLC	7/31/2014	201403072
Page, Makitha Strong	Clovelly Oil Company, LLC	12/8/2012	201403073
Hare, Stacey	Clovelly Oil Company, LLC	4/1/2012	201403074
Blue, Neva & Libretti, Tracy Blue	Renpetco II, LLC	10/16/2013	201403075
Williamson, Kelly	Clovelly Oil Company, LLC	5/22/2012	201403076
Lee, Joycelynn	Clovelly Oil Company, LLC	5/22/2012	201403077
Boeteng, Gloria	Clovelly Oil Company, LLC	5/22/2012	201403078
Pomerenk, Nell Blue	Renpetco II, LLC	10/11/2013	201403079
Nelson, Larry Paul	Clovelly Oil Company, LLC	6/1/2012	201403080
Sachs, William Jr.	Clovelly Oil Company, LLC	4/23/2012	201403081
Taylor, Linda M.	Renpetco II, LLC	4/22/2014	201403082
Holder, Elinor Sachs	Clovelly Oil Company, LLC	4/23/2012	201403083
Nelson, James Corey & Natasha	Clovelly Oil Company, LLC	6/1/2012	201403084
Purvis, Russell A.	Renpetco II, LLC	7/10/2014	201403085
Burnett, Linda N.	Clovelly Oil Company, LLC	6/25/2012	201403086
The Russell E. Kibbe Jr. Trust	Clovelly Oil Company, LLC	3/10/2012	201403087
Hammons, Kenneth J.	Renpetco II, LLC	5/6/2014	201403088
Williamson, Edgar	Clovelly Oil Company, LLC	4/11/2012	201403090
Thompson, Iradean	Clovelly Oil Company, LLC	4/16/2012	201403091
Jones, James A.	Clovelly Oil Company, LLC	8/10/2012	201403092
Michael, Chris V.	Renpetco II, LLC	4/30/2015	201403094
Lancaster, John L. III	Clovelly Oil Company, LLC	3/5/2012	201403095
Michael, Melissa Anne	Renpetco II, LLC	4/30/2015	201403096
Parker, Beverly R.	Clovelly Oil Company, LLC	12/11/2011	201403097
Lancaster, Robert P.	Clovelly Oil Company, LLC	3/6/2012	201403099
Primos, Gus	Clovelly Oil Company, LLC	3/9/2012	201403101
Jones, James L. & Catrinea	Clovelly Oil Company, LLC	5/8/2012	201403103
Craft, Sandra H.	Clovelly Oil Company, LLC	2/10/2012	201403208
Monroe, Julia	Renpetco II, LLC	4/25/2014	201403209
Julia Monroe	RENPETCO II, LLC	04/25/2014	201403209
Earls, Tommy	Renpetco II, LLC	7/10/2014	201403210
Graham, Lawrence	Renpetco II, LLC	8/22/2014	201403211
Windom, Everett	Renpetco II, LLC	4/25/2014	201403212
Windom, Frank	Renpetco II, LLC	4/25/2014	201403213
Hamilton, Jr., Woodrow	Renpetco II, LLC	8/4/2014	201403214
Stingley, Jerry Michael	Renpetco II, LLC	8/4/2014	201403215
Brown, Zeta N.	Renpetco II, LLC	8/4/2014	201403216
Earls, James Lee	Renpetco II, LLC	7/10/2014	201403217
Howze, Ragina	Renpetco II, LLC	8/4/2014	201403218
Tyler, William David & Cheryl Bell Clayton	Renpetco II, LLC	7/29/2014	201403219
Hamilton, William S.	Renpetco II, LLC	8/4/2014	201403220
Lockhart, James T.	Renpetco II, LLC	6/4/2014	201403221
Hamilton, Dennis	Renpetco II, LLC	8/4/2014	201403222
Smith, Janice J.	Renpetco II, LLC	8/4/2014	201403223
Hamilton, Joseph	Renpetco II, LLC	8/4/2014	201403224
Smith, Anthony	Renpetco II, LLC	8/4/2014	201403225
Hamilton, Edward	Renpetco II, LLC	8/4/2014	201403226
Dove, Catherine	Renpetco II, LLC	5/21/2014	201403227
Hamilton, Michael	Renpetco II, LLC	8/4/2014	201403228
Hamilton, Rommell	Renpetco II, LLC	8/4/2014	201403229
Dilworth, Sally Dove	Renpetco II, LLC	5/21/2014	201403230
Hamilton, Roxie	Renpetco II, LLC	8/4/2014	201403231
Hamilton, S.W.	Renpetco II, LLC	8/4/2014	201403232
Bradley, III., Richard C	Renpetco II, LLC	7/14/2014	201403233
Quarells, Edward J.	Renpetco II, LLC	8/12/2014	201403234
Ellis, Calvin S.	Renpetco II, LLC	4/25/2014	201403235
Winslow, Verdie B.	Renpetco II, LLC	4/25/2014	201403237
Gates, Charles C. Estate	Renpetco II, LLC	7/9/2014	201403331
The Laster Family Limited Partnership	Renpetco II, LLC	7/12/2014	201403332
Dove, Kevin L.	Renpetco II, LLC	5/21/2014	201403334
Dove, Kimberly	Renpetco II, LLC	5/21/2014	201403335
Dove, Ella Louise	Renpetco II, LLC	5/21/2014	201403336
Bonnie Compton Whitaker Trust	Renpetco II, LLC	7/9/2014	201403338
Russell, William Keith	Renpetco II, LLC	8/20/2014	201403340
Russell, Brown William	Renpetco II, LLC	8/20/2014	201403341
Reinschmidt, Ginger	Renpetco II, LLC	8/20/2014	201403342
Richey, Ernestine Wilbon	Renpetco II, LLC	8/26/2014	201403343
Smith, Marina Wilbon	Renpetco II, LLC	8/26/2014	201403344
Wilbon, Smiley	Renpetco II, LLC	8/21/2014	201403345
Hamilton, Bridgett	Renpetco II, LLC	8/4/2014	201403346
Hamilton, Cordell	Renpetco II, LLC	8/4/2014	201403347
Epting, Milo	Renpetco II, LLC	8/4/2014	201403348
Epting, Erica	Renpetco II, LLC	8/4/2014	201403349
Epting, Jr., Eddie	Renpetco II, LLC	8/4/2014	201403350
Epting, Hattie	Renpetco II, LLC	8/4/2014	201403351
Epting, Vickie G.	Renpetco II, LLC	8/4/2014	201403352
Wilson, Wanda	Renpetco II, LLC	8/4/2014	201403353
Lincoln, Mary Michelle	Renpetco II, LLC	8/20/2014	201403354
Cranford, Thomas Miller	Renpetco II, LLC	8/14/2014	201403355
Hill, Torrey Cranford	Renpetco II, LLC	8/14/2014	201403356
Cranford, John William	Renpetco II, LLC	8/14/2014	201403357

Purchase and Sale Agreement

23

Lowery, Myra Frances	Renpetco II, LLC	8/20/2014	201403358
Holzhauer, Deborah Russell	Renpetco II, LLC	8/20/2014	201403359
Winborne, Catherine Robinson	Renpetco II, LLC	8/20/2014	201403360
Robinson, Jr., George Robert	Renpetco II, LLC	8/20/2014	201403361
JGW Oil Properties, LLC	Renpetco II, LLC	8/14/2014	201403362
Bryant, Rhonda Ingram	Renpetco II, LLC	8/20/2014	201403364
Ingram, Paul	Renpetco II, LLC	8/20/2014	201403365
Hillman, Martha	Renpetco II, LLC	8/20/2014	201403366
			201403698
Ray, Katharine Marian	Renpetco II, LLC	9/30/2014	201403700
Smith, Joyce Spell	Renpetco II, LLC	9/20/2014	201403701
Turman, Andrea Marie	Renpetco II, LLC	9/30/2014	201403702
Billingsley, Hope M.	Renpetco II, LLC	9/5/2014	201403703
Nelson, TyLeste S. Billingsley	Renpetco II, LLC	9/5/2014	201403704
Polk, Precious A.	Renpetco II, LLC	9/5/2014	201403705
Bolton, Celestine	Renpetco II, LLC	9/5/2014	201403706
Wilbon, Alvin	Renpetco II, LLC	10/8/2014	201403707
Trustees of Open Bible Tabernacle, Inc	Renpetco II, LLC	10/3/2014	201403708
Ellis-Autman, Cynthia	Renpetco II, LLC	9/30/2014	201403709
Williamson, Hazel Wilbon	Renpetco II, LLC	10/3/2014	201403710
Edmondson, Howard Hayden	Renpetco II, LLC	9/30/2014	201403712
Callahan, Neal Davidson	Renpetco II, LLC	9/30/2014	201403713
Edmondson, Robin Neal	Renpetco II, LLC	9/25/2014	201403714
Clarke, Richard M.	Renpetco II, LLC	9/25/2014	201403715
Triplett, Donald	Renpetco II, LLC	9/26/2014	201403716
Williamson, Jr., Handy	Renpetco II, LLC	8/14/2014	201403717
Thompson, L.C.	Renpetco II, LLC	9/29/2014	201403718
Ducksworth, Emma	Renpetco II, LLC	9/29/2014	201403719
Ducksworth, Emma Ruth	Renpetco II, LLC	9/29/2014	201403720
Ducksworth, Martin L.	Renpetco II, LLC	9/29/2014	201403721
Ducksworth, Essie Ruth	Renpetco II, LLC	9/29/2014	201403722
Ducksworth, Bessie Lee	Renpetco II, LLC	9/29/2014	201403723
McDonald, DeShawn	Renpetco II, LLC	9/29/2014	201403724
Ducksworth, LaTasha	Renpetco II, LLC	9/29/2014	201403725
Ducksworth, Danny	Renpetco II, LLC	9/29/2014	201403726
Wilbon, Johnnie M.	Renpetco II, LLC	8/5/2014	201403727
Wilbon, Chester	Renpetco II, LLC	8/5/2014	201403728
Wilbon, Ronald Van	Renpetco II, LLC	8/5/2014	201403729
Brown, Arlone Wilbon	Renpetco II, LLC	8/5/2014	201403730
Corley, Vivien	Renpetco II, LLC	9/16/2014	201403731
Alexander, Ruby Lee	Renpetco II, LLC	8/4/2014	201403732
Hamilton, Marlene Sherrel	Renpetco II, LLC	8/4/2014	201403733
Ellis, Alfred	Renpetco II, LLC	8/14/2014	201403734
Moffett, Lela Ellis	Renpetco II, LLC	8/14/2014	201403735
Quarells, Carlton Lee	Renpetco II, LLC	8/12/2014	201403736
Wilbon, Randy	Renpetco II, LLC	9/20/2014	201403737
Wilbon, Joush	Renpetco II, LLC	9/20/2014	201403738
Arrington, Dorothy Ellis	Renpetco II, LLC	8/18/2014	201403739
Holmes, Joyce Ellis	Renpetco II, LLC	8/18/2014	201403740
Ellis, Larry	Renpetco II, LLC	8/18/2014	201403741
Thompson, Gregory B.	Renpetco II, LLC	8/14/2014	201403742
Thompson, William G.	Renpetco II, LLC	8/14/2014	201403743
Washington, Helen Thompson	Renpetco II, LLC	8/14/2014	201403744
Boykin, Maxine Thompson	Renpetco II, LLC	8/14/2014	201403745
Smith, Bonnie Thompson	Renpetco II, LLC	8/14/2014	201403746
Thompson, Louis D.	Renpetco II, LLC	8/14/2014	201403747
Thompson, William A.	Renpetco II, LLC	8/14/2014	201403748
Thompson, Leonard	Renpetco II, LLC	8/14/2014	201403749
Wilbon, Jahanna E.	Renpetco II, LLC	8/14/2014	201403750
Gentry, Ruby Lee Collum	Renpetco II, LLC	7/26/2014	201403751
Hughes, Martha	Renpetco II, LLC	9/29/2014	201403752
Duckworth, Larry James	Renpetco II, LLC	9/29/2014	201403753
Gavin, Tessa	Renpetco II, LLC	5/21/2014	201403754
Miller, Bryant G.	Renpetco II, LLC	12/8/2014	201404190
Miller, David W.	Renpetco II, LLC	12/8/2014	201404191
Peachtree Properties, LLC	Renpetco II, LLC	12/8/2014	201404192
T.R. Clark, LLC	Renpetco II, LLC	12/8/2014	201404193
Gardner Clark Family, LLC	Renpetco II, LLC	12/8/2014	201404194
Hemeter Properties, LLC	Renpetco II, LLC	12/8/2014	201404195
Winders, Anne Shaddock	Renpetco II, LLC	12/26/2014	201404196
Shoemaker, Lillous F.	Renpetco II, LLC	1/12/2015	201500069
Ruth Helen Williamson	RENPETCO II, LLC	01/15/2015	201500091
Woodfox, Booker	Renpetco II, LLC	5/21/2014	201500157
Burlington Resources Oil & Gas Company, L.P.	Renpetco II, LLC	11/1/2014	201500158
Gavin, Gregory	Renpetco II, LLC	5/21/2014	201500159
Cunningham, Damion	Renpetco II, LLC	5/21/2014	201500160
Smith, Joyce Spell	Renpetco II, LLC	12/22/2014	201500161
Williamson, Lucille	Renpetco II, LLC	1/6/2015	201500163
Owens, Brandon	Renpetco II, LLC	1/6/2015	201500164
Owens, Ollie Junior	Renpetco II, LLC	1/6/2015	201500166
Williamson, Annie	Renpetco II, LLC	1/6/2015	201500168
Sumrall, Teresa	Renpetco II, LLC	7/26/2014	201500169
Forte, Gregory	Renpetco II, LLC	9/24/2014	201500171
Forte, Linda	Renpetco II, LLC	9/24/2014	201500172
Ducksworth, Mary Jo	Renpetco II, LLC	9/29/2014	201500173
Hearn, Mary Nell	Renpetco II, LLC	9/29/2014	201500174
Thompson, T.W.	Renpetco II, LLC	9/29/2014	201500175
Autman, Danny Ray	Renpetco II, LLC	9/29/2014	201500176
Autmon, Jr., Ceroy	Renpetco II, LLC	9/29/2014	201500177
Coleman, Barbara	Renpetco II, LLC	9/29/2014	201500178
Thompson, Roger A.	Renpetco II, LLC	10/1/2014	201500179
Thompson, Jr., Eddison	Renpetco II, LLC	10/1/2014	201500180
Thompson, Edwin	Renpetco II, LLC	10/2/2014	201500181
Thompson, Edward	Renpetco II, LLC	10/2/2014	201500183
Ellis, Curtis L.	Renpetco II, LLC	9/30/2014	201500184
Endicott, Hazel Ellis	Renpetco II, LLC	8/14/2014	201500186
Norris, Rosie Lee Wilbon	Renpetco II, LLC	10/3/2014	201500187
Formby, Vicki	Renpetco II, LLC	7/26/2014	201500188
Collum, Paul	Renpetco II, LLC	7/26/2014	201500189

Purchase and Sale Agreement

24

Willis, Beatrice	Renpetco II, LLC	8/4/2014	201500190
Stingley, Jr., Jesse Earl	Renpetco II, LLC	10/4/2014	201500191
Hamilton, Mayona	Renpetco II, LLC	8/4/2014	201500192
Keene, Mildred Ellis	Renpetco II, LLC	8/14/2014	201500193
Elrod, Lisa Dianne	Renpetco II, LLC	9/30/2014	201500194
Triplett, Carolyn E.	Renpetco II, LLC	10/16/2014	201500195
Triplett, III, O.B.	Renpetco II, LLC	10/16/2014	201500196
Triplett, IV, O.B.	Renpetco II, LLC	9/20/2014	201500197
Ferguson, Doris Laurin	Renpetco II, LLC	9/30/2014	201500198
Davidow, James	Renpetco II, LLC	9/30/2014	201500199
Davidow, Nova Virginia	Renpetco II, LLC	9/30/2014	201500200
Alegria, Cheryl Davidow	Renpetco II, LLC	9/30/2014	201500201
Stingley, Tonesha	Renpetco II, LLC	10/4/2014	201500202
House, Henry	Renpetco II, LLC	9/29/2014	201500204
House, Stephanie	Renpetco II, LLC	9/29/2014	201500205
Autman, Bobbie Nell	Renpetco II, LLC	9/29/2014	201500206
Ingrum, Kenny	Renpetco II, LLC	9/29/2014	201500207
Miller, Sean	Renpetco II, LLC	9/29/2014	201500208
Davidow, Joseph	Renpetco II, LLC	9/30/2014	201500209
Davidow, Jeffrey	Renpetco II, LLC	9/30/2014	201500210
Bridges, Margery Anna	Renpetco II, LLC	9/30/2014	201500213
Purvis, Howard Jr.	Renpetco II, LLC	7/10/2014	201500214
Jones, Mary Ann	Renpetco II, LLC	9/29/2014	201500215
McLendon, Dessie L.	Renpetco II, LLC	12/10/2014	201500216
Phillips, Robert R. Jr.	Renpetco II, LLC	10/31/2014	201500217
Clarke, Mary K.	Renpetco II, LLC	9/25/2014	201500219
Morse, Owen	Renpetco II, LLC	9/25/2014	201500220
Alexander, Nora Joyce G.	Renpetco II, LLC	11/6/2014	201500221
McLeod, Jo Anne	Renpetco II, LLC	10/30/2014	201500222
McFarland, Sr., Robert P.	Renpetco II, LLC	10/30/2014	201500223
Hazard, Anna Hart	Renpetco II, LLC	10/30/2014	201500224
McFarland, Burns H.	Renpetco II, LLC	10/30/2014	201500225
Johnson, Percy E.	Renpetco II, LLC	10/20/2014	201500226
Murrell, Linda	Renpetco II, LLC	9/29/2014	201500227
House, Robert Dale	Renpetco II, LLC	9/29/2014	201500228
Easterling, Pansy Nell	Renpetco II, LLC	9/29/2014	201500229
Sims, Sarah Ann	Renpetco II, LLC	11/6/2014	201500230
Alexander, Sara Margaret	Renpetco II, LLC	11/6/2014	201500231
Alexander, III, P.C.	Renpetco II, LLC	11/6/2014	201500232
Nichols, Mary Griffin A.	Renpetco II, LLC	11/6/2014	201500233
Alexander, Susan	Renpetco II, LLC	11/6/2014	201500234
Alexander, Joe Franklin	Renpetco II, LLC	11/6/2014	201500235
Alexander, Jr., William Harrison	Renpetco II, LLC	11/6/2014	201500236
Morse, Judith	Renpetco II, LLC	9/25/2014	201500237
Davidow, John	Renpetco II, LLC	9/30/2014	201500238
Clarke, Joseph M. III	Renpetco II, LLC	9/25/2014	201500239
Morse, Jim	Renpetco II, LLC	9/25/2014	201500240
Johnson, Barbara T.	Renpetco II, LLC	12/2/2014	201500241
Craft, Joseph	Renpetco II, LLC	11/20/2014	201500242
JGW Oil Properties, LLC	Renpetco II, LLC	1/17/2015	201500243
Talbert, Gary D.	Renpetco II, LLC	12/2/2014	201500244
Robinson, Julia T.	Renpetco II, LLC	12/2/2014	201500245
Brooks, Ramona T.	Renpetco II, LLC	12/2/2014	201500246
Davis, Brenda T.	Renpetco II, LLC	12/2/2014	201500247
Talbert, Alicia N.	Renpetco II, LLC	12/2/2014	201500248
Tootle, Terry	Renpetco II, LLC	12/2/2014	201500249
Fowler, Semekia E. Johnson	Renpetco II, LLC	10/17/2014	201500250
Judith E. Hart Trust	Renpetco II, LLC	12/2/2014	201500251
Morse, David	Renpetco II, LLC	9/25/2014	201500252
Talbert, Dylan W.	Renpetco II, LLC	12/2/2014	201500253
Green, Lena Mae Williamson	Renpetco II, LLC	12/10/2014	201500254
Williamson, Billy Charles	Renpetco II, LLC	12/10/2014	201500255
Hill, Torrey Cranford	Renpetco II, LLC	1/24/2015	201500328
Cranford, John William	Renpetco II, LLC	1/24/2015	201500329
			201500687
ConocoPhillips Company	Renpetco II, LLC	2/28/2015	201500832
Hughes, Louis Alan	Renpetco II, LLC	12/1/2014	201500977
Aker, Jennifer	Renpetco II, LLC	1/14/2015	201500978
			201500979
Williamson, Ruthie Mae	Renpetco II, LLC	1/15/2015	201500980
Bates, Charlene W.	Renpetco II, LLC	1/6/2015	201500981
Williamson, Donnell	Renpetco II, LLC	1/15/2015	201500982
Fabo II, LLC	Renpetco II, LLC	2/6/2015	201500983
Williamson, Kenny	Renpetco II, LLC	1/15/2015	201500984
Burke, Jr., Jack F.	Renpetco II, LLC	1/15/2015	201500985
Roper, Jr., William Alford	Renpetco II, LLC	12/31/2014	201500986
Krishna M. Young	RENPETCO II, LLC	01/15/2015	201500987
Bayles, Edward	Renpetco II, LLC	1/15/2015	201500988
McCullum, Georgia Ann M.	Renpetco II, LLC	2/6/2015	201500989
Roberson, Joyce W.	Renpetco II, LLC	1/6/2015	201500990
Williamson, Ruth Helen	Renpetco II, LLC	1/15/2015	201500991
Edwards, J.B.	Renpetco II, LLC	1/6/2015	201500993
Monroe, Julia	Renpetco II, LLC	2/4/2015	201500994
Windom, Frank	Renpetco II, LLC	2/4/2015	201500995
Roper, Richard Blair	Renpetco II, LLC	12/31/2014	201500996
Johnson, Lawrence D.	Renpetco II, LLC	10/20/2014	201500997
Larry, Lee Ester Williamson	Renpetco II, LLC	1/15/2015	201500998
Johnson, Sr., Timothy O.	Renpetco II, LLC	10/17/2014	201500999
Cranford, Thomas Miller	Clovelly Oil Company, LLC	1/24/2015	201501001
Thomas Miller Cranford	RENPETCO II, LLC	12/10/2014	201501001
Williamson, Herman C.	Renpetco II, LLC	1/15/2015	201501002
Bo-War Limited Partnership	Renpetco II, LLC	2/6/2015	201501003
Williamson, Dewitt Jr.	Renpetco II, LLC	1/15/2015	201501004
Williamson, Nora	Renpetco II, LLC	1/6/2015	201501005
Griffin, Annie R.	Renpetco II, LLC	1/6/2015	201501006
Woodson, LaShelle G.	Renpetco II, LLC	1/15/2015	201501007
Hugus Invesment Co., Inc.	Renpetco II, LLC	2/17/2015	201501008
Steele, Doris W.	Renpetco II, LLC	1/6/2015	201501009
BWT Oil Properties, LLC	Renpetco II, LLC	1/21/2015	201501010

Purchase and Sale Agreement

25

Owens, Roscoe Lee	Renpetco II, LLC	2/4/2015	201501011
Beauregard, Jimetta	Renpetco II, LLC	2/4/2015	201501012
Williamson, Queen Esther	Renpetco II, LLC	1/15/2015	201501013
Moffett, Annie Marie Williamson	Renpetco II, LLC	1/15/2015	201501014
Black, Marguerite Lynn Roper	Renpetco II, LLC	12/31/2014	201501015
Roper, Jay Michael	Renpetco II, LLC	12/31/2014	201501016
Booth, Elner Williamson	Renpetco II, LLC	1/15/2015	201501017
McGill, Demarre	Renpetco II, LLC	1/15/2015	201501018
Williamson, Roger	Renpetco II, LLC	1/15/2015	201501019
Ashley, Andre	Renpetco II, LLC	12/18/2014	201501020
Ashley, Elliot O.	Renpetco II, LLC	12/18/2014	201501021
Williamson, Lionel	Renpetco II, LLC	12/10/2014	201501022
Gary, Shanda Lynn	Renpetco II, LLC	12/18/2014	201501023
Williamson, Melvin	Renpetco II, LLC	1/15/2015	201501024
Hamilton, Ronnie	Renpetco II, LLC	8/4/2014	201501025
The John and Janet Tegethoff Trust	Renpetco II, LLC	12/2/2014	201501026
Williamson, Jacquie	Renpetco II, LLC	1/15/2015	201501027
Biggs, Huntley H.	Renpetco II, LLC	1/9/2015	201501028
Williamson, Betty	Renpetco II, LLC	1/15/2015	201501029
Betty Williamson	RENPETCO II, LLC	01/15/2015	201501029
May Jewel M. (Moffett) Shelby	RENPETCO II, LLC	01/14/2015	201501030
Pridgen, Jo Ann	Renpetco II, LLC	3/10/2015	201501187
Keyes, Jimmie Sue	Renpetco II, LLC	3/10/2015	201501188
James, Margrate C.	Renpetco II, LLC	3/10/2015	201501189
Pierce, Idell W.	Renpetco II, LLC	1/6/2015	201501190
Boteler-Wood Properties, LLC	Renpetco II, LLC	2/6/2015	201501191
EBB Investments, LLC	Renpetco II, LLC	2/6/2015	201501192
			201501196
RVS Minerals, LLC	Renpetco II, LLC	3/16/2015	201501197
Yarbrough, Nelia Williamson	Renpetco II, LLC	1/15/2015	201501198
Stokes, Rosemary	Renpetco II, LLC	1/15/2015	201501199
Williamson, Calvin	Renpetco II, LLC	1/15/2015	201501200
Robinson, Sandra W.	Renpetco II, LLC	1/15/2015	201501201
Lincoln, Camelio B.	Renpetco II, LLC	1/15/2015	201501202
Richardson, Annie R. Williamson	Renpetco II, LLC	12/10/2014	201501203
Wright, Johnnie L.	Renpetco II, LLC	1/6/2015	201501641
Williamson, Wilson	Renpetco II, LLC	1/15/2015	201501642
Williamson, Lenell	Renpetco II, LLC	1/15/2015	201501643
Betts, Frederick	Renpetco II, LLC	1/6/2015	201501645
			201501646
Norris, Darcy W.	Renpetco II, LLC	4/20/2015	201501647
Fowler Royalty Interests, LLC	Renpetco II, LLC	5/9/2015	201501648
Ford, Bernice	Renpetco II, LLC	1/14/2015	201501650
Williamson, Alex N.	Renpetco II, LLC	12/10/2014	201501652
Ford, Elsie A.	Renpetco II, LLC	3/10/2015	201501653
Fedder, Merrilyn	Renpetco II, LLC	3/10/2015	201501654
Odom, Glen W.	Renpetco II, LLC	3/10/2015	201501655
Stafford, Celia M. McArthur	Renpetco II, LLC	3/24/2015	201501656
McArthur, Barry N.	Renpetco II, LLC	3/24/2015	201501657
McArthur, Jr., John Walter	Renpetco II, LLC	3/24/2015	201501658
McArthur, Jr., Harry	Renpetco II, LLC	3/24/2015	201501659
Margaret T. Boteler Marital Trust	Renpetco II, LLC	2/6/2015	201501660
Margaret T. Boteler Revocable Trust	Renpetco II, LLC	2/6/2015	201501661
Bowie, De’Erica	Renpetco II, LLC	5/11/2015	201502527
Billips, Calondra L,	Renpetco II, LLC	6/23/2015	201502529
Baker, Jacqueline A.	Renpetco II, LLC	6/9/2015	201502530
Freeman, Daffney	Renpetco II, LLC	5/11/2015	201502531
Freeman, Azaria	Renpetco II, LLC	5/11/2015	201502532
Jordan, Matthew T.	Renpetco II, LLC	6/20/2015	201502534
Jordan, Gerald L.	Renpetco II, LLC	6/20/2015	201502535
Butler, Jyrus M.	Renpetco II, LLC	5/11/2015	201502536
Freeman, Terrance	Renpetco II, LLC	5/11/2015	201502538
Miller, David	Renpetco II, LLC	6/20/2015	201502540
Fairchild-Windham Exploration Company, LLC	Renpetco II, LLC	5/15/2015	201502542
Miller, David	Renpetco II, LLC	6/20/2015	201502543
DAVID W. MILLER	Petrodome Pineville, LLC	06/01/2015	201502543
W.R. Fairchild Construction Company, LLC	Renpetco II, LLC	6/15/2015	201502544
The Wiley Fairchild Family Trust	Renpetco II, LLC	6/15/2015	201502545
Breland, Alicia Wheaton	Renpetco II, LLC	6/3/2015	201502547
Freeman, Jacqulin	Renpetco II, LLC	5/8/2015	201502548
Freeman, Michael	Renpetco II, LLC	5/11/2015	201502549
Freeman, Leroy	Renpetco II, LLC	5/11/2015	201502550
Miles, Jean Ethel	Renpetco II, LLC	5/11/2015	201502551
Jenkins, Magdalene Freeman	Renpetco II, LLC	5/11/2015	201502552
Williamson, Gladys M.	Renpetco II, LLC	12/10/2015	201502553
Hardy, Lougenia Nash	Renpetco II, LLC	5/5/2015	201502554
Miles, Susie M.	Renpetco II, LLC	4/21/2015	201502556
Miles, Jr., Joe	Renpetco II, LLC	4/21/2015	201502557
Neal, Deborah M.	Renpetco II, LLC	4/2/2015	201502559
Power Production Company	Renpetco II, LLC	5/4/2015	201502561
Horan, John R.	Renpetco II, LLC	4/10/2015	201502563
Johnson, Pauline H.	Renpetco II, LLC	4/22/2015	201502565
Coleman, Mary Hardy	Renpetco II, LLC	4/21/2015	201502566
Miles, Robert Earl	Renpetco II, LLC	4/21/2015	201502567
Hardy, Rosie Lee Miles	Renpetco II, LLC	4/21/2015	201502568
Cooley, Jason	Renpetco II, LLC	7/28/2015	201502570
Harris, Monique	Renpetco II, LLC	7/28/2015	201502573
Keyes, Joe	Renpetco II, LLC	7/28/2015	201502574
Joe Keyes	RENPETCO II, LLC	07/28/2015	201502574
Smith, Malcolm	Renpetco II, LLC	5/11/2015	201502575
Malcolm Smith	RENPETCO II, LLC	05/11/2015	201502575
Smith, Craigory Deshun	Renpetco II, LLC	5/11/2015	201502577
Walker, Ivane Miles	Renpetco II, LLC	4/21/2015	201503082
Williamson, Larissa	Renpetco II, LLC	1/6/2015	201503084
Williamson, Edna	Renpetco II, LLC	1/6/2015	201503085
Vierson Oil & Gas Co.	Renpetco II, LLC	8/1/2015	201503086
Angelus T. Capers	RENPETCO II, LLC	09/12/2015	201503881
Anthony Thompson	RENPETCO II, LLC	09/12/2015	201503883
Leonard Ray Thompson	RENPETCO II, LLC	09/12/2015	201503884

Purchase and Sale Agreement

26

Cynthia T. Dedeaux	RENPETCO II, LLC	09/12/2015	201503885
Jacqueline Thompson	RENPETCO II, LLC	09/12/2015	201503886
Booker T. Moffett	RENPETCO II, LLC	07/21/2015	201503887
Belva T. Doby	RENPETCO II, LLC	09/12/2015	201503888
Sheila Washington	RENPETCO II, LLC	08/12/2015	201503889
Ruby J. Smith Baker	RENPETCO II, LLC	08/12/2015	201503893
Roy Washington	RENPETCO II, LLC	08/12/2015	201503895
Renetta Brewer	RENPETCO II, LLC	10/12/2015	201503896
Kathleen Williamson	RENPETCO II, LLC	10/12/2015	201503897
Herman Moffett, Jr.	RENPETCO II, LLC	07/25/2015	201503898
Raymond Williamson	RENPETCO II, LLC	09/25/2015	201503899
Billy Earl Williamson	RENPETCO II, LLC	09/25/2015	201503900
Debra A. Patterson	RENPETCO II, LLC	10/12/2015	201600228
Mary Ann Pitts	RENPETCO II, LLC	10/12/2015	201600232
Lemous Veston Thompson, Jr.	RENPETCO II, LLC	09/12/2015	201600233
Gregory Washington	RENPETCO II, LLC	10/07/2015	201600235
Bob Purvis James	Petrodome Pineville, LLC	12/16/2015	201600500
HEMETER PROPERTIES, LLC	Petrodome Pineville, LLC	03/09/2016	201601750
T.R. CLARK, LLC	Petrodome Pineville, LLC	03/09/2016	201601751
GARDNER CLARK FAMILY, LLC	Petrodome Pineville, LLC	03/09/2016	201601752
PEACHTREE PROPERTIES, LLC	Petrodome Pineville, LLC	03/09/2016	201601753
Jane Eddins Henson	Petrodome Pineville, LLC	06/20/2016	201700148
Sara Margaret Alexander	Petrodome Pineville, LLC	06/20/2016	201700163
William Wallace Allred	Petrodome Pineville, LLC	10/11/2016	201700164
Tammy G. Aoun	Petrodome Pineville, LLC	06/20/2016	201700165
Christy R. Royals	Petrodome Pineville, LLC	10/19/2016	201700167
Mildred G. Currie	Petrodome Pineville, LLC	06/20/2016	201700168
Patricia McFarland Smith	Petrodome Pineville, LLC	06/20/2016	201700170
Susan Eddins Dunn	Petrodome Pineville, LLC	06/20/2016	201700171
JO NELL EDDINS STRINGER	Petrodome Pineville, LLC	06/20/2016	201700173
Jamie Lauren Bartolino, a single woman	Petrodome Pineville, LLC	10/03/2016	201700175
Rufus Obie Eddins, Jr.	Petrodome Pineville, LLC	06/20/2016	201700176
M.B. Stringer, Jr.	Petrodome Pineville, LLC	06/20/2016	201700179
Jimmy Eddins Stubbs	Petrodome Pineville, LLC	06/20/2016	201700180
Billy and Brenda Gipson Living Trust under that certain Trus	Petrodome Pineville, LLC	10/19/2016	201700182
Brenda R. Gipson	Petrodome Pineville, LLC	10/19/2016	201700183
Jeffrey David Bartolino, a single man	Petrodome Pineville, LLC	10/03/2016	201700184
Aline Marie Haynes	Petrodome Pineville, LLC	09/30/2016	201700187
Joseph H. Tucker, III	Petrodome Pineville, LLC	09/30/2016	201700188
Nada Jo Tullos, Individually and as Executrix under the Last	Petrodome Pineville, LLC	11/01/2016	201700189
EDWARD A. BINGHAM	Petrodome Pineville, LLC	06/20/2016	201700190
Nada Jo Tullos, Individually and as Executrix under the Last	Petrodome Pineville, LLC	11/17/2016	201700191
Nancy L. Windham	Petrodome Pineville, LLC	10/24/2016	201700192
JOSEPH L. BINGHAM	Petrodome Pineville, LLC	06/20/2016	201700193
Dewayne L. Blackwell	Petrodome Pineville, LLC	06/20/2016	201700194
Joe M. Wyatt	Petrodome Pineville, LLC	10/20/2016	201700198
Jordan Wyatt	Petrodome Pineville, LLC	06/20/2016	201700200
Devors Franklin Brown	Petrodome Pineville, LLC	06/20/2016	201700204
Justin Wyatt	Petrodome Pineville, LLC	06/20/2016	201700206
Sharon S. Wyatt	Petrodome Pineville, LLC	06/20/2016	201700207
Mark Player	Petrodome Pineville, LLC	09/30/2016	201700214
Janet Johnson Purzer	Petrodome Pineville, LLC	12/12/2016	201700217
James R. Brown	Petrodome Pineville, LLC	06/20/2016	201700218
MICHAEL P BROWN	Petrodome Pineville, LLC	06/20/2016	201700220
Sandra Anderson Brown	Petrodome Pineville, LLC	06/20/2016	201700225
Sheila Munday	Petrodome Pineville, LLC	09/09/2016	201700227
Estate of Thomas E. Brown, deceased, Barbara L. Brown,	Petrodome Pineville, LLC	06/20/2016	201700228
Elizabeth Jane Tucker Christensen	Petrodome Pineville, LLC	09/30/2016	201700230
Catherine R. Jones	Petrodome Pineville, LLC	10/19/2016	201700232
Carolyn A. Musgrove	Petrodome Pineville, LLC	06/20/2016	201700233
Deborah R. Norton	Petrodome Pineville, LLC	10/19/2016	201700234
Julia L. Parker	Petrodome Pineville, LLC	10/24/2016	201700237
Jennifer A. Lasseter	Petrodome Pineville, LLC	06/20/2016	201700238
Sarah Katherine Brown Mattox	Petrodome Pineville, LLC	06/20/2016	201700240
John J. Linehan	Petrodome Pineville, LLC	09/30/2016	201700241
Marsha Marie Linehan	Petrodome Pineville, LLC	09/30/2016	201700242
Michael Curtis Linehan	Petrodome Pineville, LLC	09/30/2016	201700244
Joanna G. Martin	Petrodome Pineville, LLC	06/20/2016	201700246
Kimberly L. Mason	Petrodome Pineville, LLC	06/20/2016	201700247
Clifton W. Currie	Petrodome Pineville, LLC	06/20/2016	201700248
Joyce S. Smith	Petrodome Pineville, LLC	03/31/2016	216001026
Rebecca C. Sims	Petrodome Pineville, LLC	03/13/2017
Robert C. Williams	Petrodome Pineville, LLC	04/05/2017
Major Larry Sims	Petrodome Pineville, LLC	02/13/2017
Melvin L. King	Petrodome Pineville, LLC	03/21/2017
Glynn H. Rogers	Petrodome Pineville, LLC	05/05/2017
Judy W. Fountain	Petrodome Pineville, LLC	04/14/2017
The Laster Family Limited Partnership, By The Laster	Petrodome Pineville, LLC	02/15/2017
Jennifer Walsh	Petrodome Pineville, LLC	02/15/2017
Jordan Gilbert Lyons	Petrodome Pineville, LLC	02/15/2017
Tammy Denise B. Wilkinson (one of 5 heirs of Marjorie H.	Petrodome Pineville, LLC	02/02/2017
Richard Bruce (one of 5 heirs of Marjorie H. Bruce)	Petrodome Pineville, LLC	02/02/2017
Wayne Bruce (one of 5 heirs of Marjorie H. Bruce)	Petrodome Pineville, LLC	02/02/2017
Sandra H. Craft (one of 3 heirs of Mellie H. Harris)	Petrodome Pineville, LLC	02/02/2017
Larry Harris (one of 3 heirs of Mellie H. Harris)	Petrodome Pineville, LLC	02/02/2017
Joyce H. Franklin (one of 4 heirs of Mae H. Hegwood)	Petrodome Pineville, LLC	02/10/2017
Clara Hegwood	Petrodome Pineville, LLC	02/10/2017
Kathy H. Blackmon	Petrodome Pineville, LLC	02/10/2017
David M. Hegwood	Petrodome Pineville, LLC	02/10/2017
Patsy B. Fortenberry (one of 5 heirs of Marjorie H. Bruce)	Petrodome Pineville, LLC	02/02/2017
Sherry Darlene B. Hegwood (one of 5 heirs of Marjorie H.	Petrodome Pineville, LLC	02/02/2017
Eugene Thornton	Petrodome Pineville, LLC	02/02/2017
Audene T. Evans	Petrodome Pineville, LLC	02/02/2017
Carolyn H. Hulon (one of 4 heirs of Mae H. Hegwood)	Petrodome Pineville, LLC	02/10/2017
David S. Johnson	Petrodome Pineville, LLC	12/12/2016
Elizabeth Jane Tucker Christensen	Petrodome Pineville, LLC	12/12/2016
Joseph H. Tucker, III	Petrodome Pineville, LLC	12/12/2016
Phillip Henderson and Pleshia Henderson, his wife	Petrodome Pineville, LLC	03/08/2017
Boteler-Wood Properties, LLC, Represented herein by, Perri	Petrodome Pineville, LLC	08/24/2016

Purchase and Sale Agreement

27

FABO II LLC	Petrodome Pineville, LLC	08/24/2016
BO-WAR LP	Petrodome Pineville, LLC	08/24/2016
EBB INVESTMENTS LLC	Petrodome Pineville, LLC	08/24/2016
MARGARET T BOTELER REVOCABLE TRUST	Petrodome Pineville, LLC	08/24/2016
Perry Rush Lennon	Petrodome Pineville, LLC	12/12/2016
Linda K. Barbour (widow & sole heir-at-law of John McBee	Petrodome Pineville, LLC	10/03/2016
Genevieve McBee Barbour	Petrodome Pineville, LLC	10/03/2016
Bobbye H. Hankins	Petrodome Pineville, LLC	08/03/2016
Dave Player	Petrodome Pineville, LLC	09/30/2016
John Player, Jr.	Petrodome Pineville, LLC	09/30/2016
Joan Player	Petrodome Pineville, LLC	09/30/2016
Earl Louis Linehan	Petrodome Pineville, LLC	09/30/2016
Vivien Corley, surviving spouse of W.S. Corley, Jr., dec’d,	Petrodome Pineville, LLC	08/01/2016
Sandra M. Corley, Camala Marie Corley Wyatt and William	Petrodome Pineville, LLC	08/01/2016
Mary Elizabeth Reeves Flatt	Petrodome Pineville, LLC	10/11/2016
D. Preston Reeves	Petrodome Pineville, LLC	10/11/2016
Investment Management Income, Inc., a Louisiana	Petrodome Pineville, LLC	10/03/2016
OAKVALE, LLC, a Mississippi Limited Liability Company,	Petrodome Pineville, LLC	10/03/2016
Joel S. Grice	Petrodome Pineville, LLC	10/11/2016
David S. Johnson	Petrodome Pineville, LLC	10/03/2016
Janet Johnson Purzer	Petrodome Pineville, LLC	10/03/2016
Patricia Lynn Coutant Williams	Petrodome Pineville, LLC	10/11/2016
Diana Wyatt James	Petrodome Pineville, LLC	03/10/2017
Johnny W. Stringer	Petrodome Pineville, LLC	06/20/2016
Mark A. Worthey	Petrodome Pineville, LLC	04/05/2017
Bobbie Martin	Petrodome Pineville, LLC	04/03/2017
Jeffrey David Bartolino, a single man	Petrodome Pineville, LLC	01/25/2017
Jennifer Walsh	Petrodome Pineville, LLC	02/15/2017
The Laster Family Limited Partnership, By The Laster	Petrodome Pineville, LLC	02/15/2017
Jamie Lauren Bartolino, a single woman	Petrodome Pineville, LLC	01/25/2017
Gus A. Primos	Petrodome Pineville, LLC	03/01/2017
The Russell E. Kibbe Jr. Trust, represented herein by its du	Petrodome Pineville, LLC	03/09/2017
Jerry Dinkins	RENPETCO II, LLC	09/25/2015	534	435

Virginia Clark	CSC Interests, Inc.	09/13/2012			201302271
Ernest M. Thomas, Jr. M.D. Incorporated Pension Fund	International Western Resources, LLC	06/18/2012			201209733
Union Pacific Railroad Company (Memo)	Petrodome Bloomington, LLC	05/05/2015			201506265
Phillip Huffines et al	Petrodome Bloomington, LLC	10/21/2014			201500448

Purchase and Sale Agreement

28

Exhibit “C”

Assignment & Bill of Sale

(see attached)

29

Signature Page to Purchase and Sale Agreement

30